UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PLANET 13 HOLDINGS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all the boxes that apply)
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING

AND

PROXY STATEMENT

OF

PLANET 13 HOLDINGS INC.
to be held at 12:00 p.m. (Pacific Daylight Time) on Tuesday, June 10, 2025, at

2548 West Desert Inn Road Suite 100, Las Vegas, Nevada 89109 (and virtually as set out herein)

PLANET 13 HOLDINGS INC.
2548 West Desert Inn Road Suite 100, Las Vegas, Nevada 89109
Phone: (702) 815-1313
NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the annual general meeting (the “Meeting”) of the stockholders (the “Stockholders”) of Planet 13 Holdings Inc. (the “Company”) will be held at 2548 West Desert Inn Road Suite 100, Las Vegas, Nevada 89109 on Tuesday, June 10, 2025, at 12:00 p.m. (Pacific Daylight Time), for the following purposes:
1.	to elect five directors for the ensuing year to hold office until the close of business of the next annual meeting of the Company’s Stockholders;
2.	to increase the number of authorized shares issuable under the 2023 Equity Incentive Plan to 32,000,000 shares of common stock of the Company (“Common Stock”);
3.	to ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and
4.	to consider and transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.
In order to allow greater participation in the Meeting, the Company is also offering a virtual live audio webcast in which Stockholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/PLNH2025. Stockholders will have an equal opportunity to participate in the Meeting regardless of their geographic location or equity ownership.
This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy statement to Stockholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement and the Annual Report on the Form 10-K for the year ended December 31, 2024, are available on the “Investors” section of the Company’s website at https://investors.planet13.com/overview, SEDAR+ at www.sedarplus.ca and the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
The record date for the determination of Stockholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 14, 2025 (the “Record Date”). Stockholders whose names have been entered in the register of Stockholders of the Company (“Registered Stockholders”) at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof. On or about April 23, 2025, we will mail our Stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online under the SEC’s “notice and access” rules. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.
We believe compliance with the SEC’s “notice and access” rules will allow us to provide our Stockholders with the materials they need to make informed decisions about the matters to be voted upon at the Meeting, while lowering the costs of printing and delivering those materials and reducing the environmental impact of Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. If you have previously elected to receive our proxy materials physically, you will continue to receive these materials via mail unless you elect otherwise.

A Stockholder may attend the Meeting in person or virtually or may be represented by proxy. Registered Stockholders who are unable to attend the Meeting or any adjournment(s) thereof in person or virtually are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.
Whether or not you plan to attend the Meeting in person or virtually, we encourage you to read this proxy statement and promptly vote your stock. For specific instructions on how to vote your stock, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.
DATED at Las Vegas, Nevada, this 23rd day of April, 2025.

BY ORDER OF THE BOARD OF DIRECTORS OF PLANET 13 HOLDINGS INC.

/s/ Larry Scheffler
Larry Scheffler Co-Chief Executive Officer

/s/ Robert Groesbeck
Robert Groesbeck Co-Chief Executive Officer

PLANET 13 HOLDINGS INC.
2548 West Desert Inn Road Suite 100, Las Vegas, Nevada 89109
Phone: (702) 815-1313
PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON

June 10, 2025, at 12:00 p.m. (Pacific Daylight Time)
This proxy statement (“Proxy Statement”) and enclosed form of proxy (“Proxy Instrument”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Planet 13 Holdings Inc. (the “Company”) for use at the annual meeting (the “Meeting”) of stockholders (“Stockholders”) of the Company to be held at 12:00 p.m. (Pacific Daylight Time) on Tuesday, June 10, 2025 at 2548 West Desert Inn Road Suite 100, Las Vegas, Nevada 89109, and via live webcast at: www.virtualshareholdermeeting.com/PLNH2025, for the purposes set forth in the notice of the Meeting (the “Notice of Meeting”). Our Board is using this Proxy Statement to solicit proxies for use at the Meeting. This Proxy Statement is dated April 23, 2025, and is first being mailed to Stockholders on or about April 23, 2025.
A Stockholder may attend the Meeting in person or virtually or may be represented by proxy. Registered Stockholders who are unable to attend the Meeting or any adjournment(s) thereof in person or virtually are requested to date, sign and return the enclosed Proxy Instrument for use at the Meeting or any adjournment(s) thereof.
To be effective, the enclosed Proxy Instrument must be returned to Broadridge Financial Solutions, Inc. (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on June 9, 2025.
As a company with less than $1.235 billion in revenue during our most recently completed fiscal year, we qualify as an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, which we refer to as the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we may take advantage of specified reduced disclosure and other exemptions from requirements that are otherwise applicable to public companies that are not emerging growth companies. These provisions include:
•	Reduced disclosure about our executive compensation arrangements;
•	Exemptions from non-binding Stockholder advisory votes on executive compensation or golden parachute; and
•	Exemption from auditor attestation requirement in the assessment of our internal control over financial reporting.
We will remain an emerging growth company until the earliest of (i) the last day of the year in which we have total annual gross revenue of $1.235 billion or more; (ii) the last day of the year following the fifth anniversary of the first sale of the common equity securities pursuant to an effective registration under the Securities Act; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission.
In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. This provision allows an emerging growth company to delay the adoption of some accounting standards until those standards would otherwise apply to private companies. We have elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date we (i) are no longer an emerging growth company or (ii) affirmatively and irrevocably opt out of the extended transition period provided in the JOBS Act.
In this Proxy Statement, unless the context otherwise requires, the terms “we,” “us,” “our,” “Company,” or “Planet 13” refer to Planet 13 Holdings Inc. together with its wholly owned subsidiaries. Unless otherwise indicated, all references to “$,” “US$” or “USD” in this Proxy Statement refer to United States dollars, and all references to “C$” or “CAD” refer to Canadian dollars.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 10, 2025

The Notice of Meeting, Proxy Statement, the Annual Report on Form 10-K for the year ended December 31, 2024, and Request for Financial Statements are available online at www.proxyvote.com and on the “Investors” section of our website at https://investors.planet13.com/overview. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 26, 2025, except for exhibits, will be furnished without charge to any Stockholder upon written request to our Investor Relations at ir@planet13holdings.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-690-6903, OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL
MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
The Board is using this Proxy Statement to solicit proxies for use at the Meeting to be held in person and via live webcast on June 10, 2025.
The following proxy materials are being posted online to access in most instances, rather than being mailed out and provided to Stockholders for use at the Meeting to be held in person and via live webcast on June 10, 2025: (1) Proxy Statement; (2) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 26, 2025, (including our audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and (3) a request for financial statement form for the fiscal year ending December 31, 2025. As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy materials to Stockholders.
As a Stockholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board. This Proxy Statement is designed to assist you in voting your stock and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.
These proxy materials are being sent to both registered and non-registered Stockholders. In some instances, the Company has distributed copies of the Notice of Meeting, the Proxy Statement, the accompanying Proxy Instrument and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on March 26, 2025, (collectively, the “Proxy Materials”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to Stockholders whose stock is held by or in the custody of those Intermediaries (“Non-registered Stockholders”). The Intermediaries are required to forward the Proxy Materials to Non-registered Stockholders.
In accordance with applicable laws, Non-registered Stockholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail a letter with respect to the Notice of Internet Availability of Proxy Materials. NOBOs who have standing instructions with the Intermediary for physical copies of this Proxy Statement will receive by mail the Notice of Internet Availability of Proxy Materials, the Notice of Meeting, and the Proxy Statement.
Management of the Company intends to pay for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information.
Solicitation of proxies from Non-registered Stockholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Stockholders are provided by the Intermediaries.
Non-registered Stockholders who have received the Proxy Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Stockholders will either:
•	receive a Proxy Instrument executed by the Intermediary but otherwise uncompleted. The Non-registered Stockholder may complete the Proxy Instrument and return it directly to Broadridge.
•
be provided with a request for voting instructions. The Intermediary is required to send the Company an executed Proxy Instrument completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Stockholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Proxy Materials to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Proxy Materials to you; and (ii) executing your proper voting instructions. Non-registered Stockholders who have elected to receive the Proxy Materials by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Proxy Materials are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.
Receiving Future Meeting Materials by Email
e-Delivery ensures that Stockholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Stockholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.
Who pays the cost of soliciting proxies for the Meeting?
The Company will bear the cost of solicitation, including the cost of preparing, printing, and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to Stockholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile, or electronic communication at nominal cost to the Company.
The Company will reimburse intermediaries such as brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy materials to Non-registered Stockholders.
What is included in the Proxy Materials?
The Proxy Materials include:
•	the Notice of Meeting;
•	the Proxy Statement for the Meeting;
•	a Proxy Instrument or voting instruction card;
•
our 2024 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2024, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and

•	a request for financial statement form for the fiscal year ending December 31, 2025.
What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.
I share an address with another Stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another Stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Secretary, Tatev Oganyan, at 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118 or by calling us at 702-815-1313.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a Stockholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095
If you are a Non-registered Stockholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Stockholders also may write to, or email us, at the address below to
Planet 13 Holdings Inc.
Attn: Secretary
4675 W. Teco Ave., Suite 250
Las Vegas, Nevada 89118
ir@planet13holdings.com
What items of business will be voted on at the Meeting and what are my voting choices and the Board’s recommendations?
The items to be voted on at the Meeting, their respective voting choices, and the voting recommendations of the Board, are as follows:

Proposal		Voting Choices	Voting Recommendation of the Board of Directors
1.	Election of Five Directors.	You may vote FOR or WITHHOLD any specific nominee.	FOR each of the nominees for election to the Board.

2.
To consider and vote on whether to approve an amendment to the Company’s 2023 Equity Incentive Plan that would increase the number of authorized shares of common stock of the Company (“Common Stock”) issuable thereunder from 22,000,000 to 32,000,000 shares of Common Stock.
		You may vote FOR or AGAINST or ABSTAIN* on this matter.	FOR the amendment to the Company’s 2023 Equity Incentive Plan.

3.	Ratification of the appointment of Davidson & Company LLP as the independent registered public accounting firm of the Company for the ensuing year or until their successors are appointed.	You may vote FOR or AGAINST or ABSTAIN* on this matter.	FOR the ratification of the appointment of Davidson & Company LLP as the independent registered public accounting firm of the Company for the ensuing year or until their successors are appointed.

*	An “ABSTAIN” vote, which is available for Proposals 2 and 3, will have the effect of a vote “AGAINST” these proposals.
The Meeting will also transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Except in respect of matters relating to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter.
What vote is required to approve each item?
The quorum for any meeting of Stockholders is one-third (1/3) of the voting power of the stock entitled to vote at the Meeting, present and represented in person or by proxy, regardless of whether such proxies are entitled to vote on all matters.
If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or amending the 2023 Equity Incentive Plan or on any other non-routine proposal.
The vote requirements for each proposal is the following:

Proposal		Required Vote	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Five Directors.	Plurality of votes cast by the shares present and entitled to vote, provided a quorum is present*	Not applicable	No effect+

2	Increasing the number of authorized shares issuable under the 2023 Equity Incentive Plan to 32,000,000 shares of Common Stock	A majority of votes cast by the shares present and entitled to vote, provided a quorum is present**	Against	No effect++

3.	Ratification of Independent Registered Public Accounting Firm.	A majority of votes cast by the shares present and entitled to vote, provided a quorum is present**	Against	Not applicable+++

*
Pursuant to the Company’s bylaws (“Bylaws”), the Company has “plurality voting” for the election of Directors as described in Proposal No. 1 under “Plurality Voting”. A plurality means that if stockholders are electing five directors, the five director nominees receiving the highest number of votes will be elected. Stockholders do not have the right to cumulate their vote for directors.

**
Pursuant to the Bylaws, the Company has “majority voting” for each matter submitted to Stockholders for vote other than the election of Directors as described in Proposals No. 2 and No. 3 under “Majority Voting”.

+
This proposal is considered to be a non-routine matter. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote clients’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

++
This proposal is considered to be a non-routine matter. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote clients’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

+++
This proposal is considered to be a “routine” matter. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have the authority to vote clients’ unvoted shares held by the firms in street name on this proposal.

How are abstentions and broker non-votes counted?
In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. The proposal for the ratification of the appointment of Davidson & Company LLP (“Davidson”) as our auditors for the fiscal year ended December 31, 2025 is a routine matter, whereas the election of the five directors to be voted on at the Meeting and the increase in the number of authorized shares issuable under the 2023 Equity Incentive Plan to 32,000,000 shares of Common Stock are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.
The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any broker non-votes will have no impact in the election of directors, the increase in the number of authorized shares issuable under the 2023 Equity Incentive Plan to 32,000,000 shares of Common Stock or any other non-routine matter to be voted on at the Meeting. For purposes of the Company’s majority voting requirements set forth in its Bylaws which apply to all matters to be voted on at the Meeting except for the vote of directors, a broker non-vote is not considered to be an abstain vote.

An “ABSTAIN” vote, which is available for Proposals 2 and 3, will have the effect of a vote “AGAINST” that proposal.
The holders of one-third (1/3) of the voting power of the stock issued and outstanding shall constitute a quorum for the transaction of business at all meetings of Stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.
Are Dissenters’ Rights Available with respect to any of the proposals to be Voted at the Meeting?
Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.
What happens if additional items are presented at the Meeting?
As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC within four business days of the Meeting and in a press release that we will file in Canada on the System for Electronic Document Analysis and Retrieval Plus (“SEDAR+”) promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at https://investors.planet13.com/financials/sec-filings/ and https://investors.planet13.com/newsroom/press-releases/ respectively.
How You Can Vote
What stock can I vote?
Each share of Common Stock entitles the Stockholder of record to one vote at the Meeting on all matters on which Stockholders are entitled to vote. The holders of Common Stock will vote together as a single class on all matters. You are entitled to vote all Common Stock owned by you on the Record Date, including (1) Common Stock held directly in your name as the Stockholder of record and (2) Common Stock held for you as the beneficial owner through a bank, broker or other nominee. As of the Record Date, there were 325,363,800 Common Stock outstanding and nil shares of preferred stock (“Preferred Stock”) outstanding.
AS DETAILED FURTHER BELOW, REGISTERED STOCKHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com or by calling 1-800-690-6903.
What is the difference between holding Common Stock as a Stockholder of record and as a beneficial owner?
Most of our Stockholders hold their shares of Common Stock through an Intermediary such as a bank, broker or other nominee rather than having the shares of Common Stock registered directly in their own name. Summarized below are some distinctions between shares of Common Stock held of record and those owned beneficially.
Stockholder of Record (Registered Stockholder)
If your shares of Common Stock are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the Stockholder of record of the shares of Common Stock. As the Stockholder of record, you have the right to grant a proxy to vote your shares of Common Stock to representatives from the Company or to another person, or to vote your shares of Common Stock at the Meeting. Stockholders of record will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.

Beneficial Owner (Non-registered Stockholder)
If your shares of Common Stock are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares of Common Stock held in street name.
As the beneficial owner of shares of Common Stock held for your account, you have the right to direct the registered holder to vote your shares of Common Stock as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares of Common Stock are to be voted.
How can I vote at the Meeting?
The Meeting will be held both in person and virtually to allow greater participation. Even if you plan to attend the Meeting either in person or virtually, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.
Voting at the Virtual Meeting
Stockholders may participate virtually in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/PLNH2025. To participate in the Meeting virtually, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your Proxy Instrument or on the instructions that accompanied your proxy materials. Shares of Common Stock held in your name as the Stockholder of record may be voted electronically during the Meeting. Shares of Common Stock for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.
Voting at the Meeting in Person
If you are the Stockholder of record with respect to your shares of Common Stock as of the Record Date you may vote the shares of Common Stock in person at the Meeting. If you choose to vote in person at the Meeting, please bring your Proxy Instrument or personal identification. Shares of Common Stock held in street name may be voted in person by you only if you obtain a legal proxy from the Stockholder of record giving you the right to vote your beneficially owned shares of Common Stock.
Even if you are currently planning to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person or at the Meeting. As described below, if you nominate a third-party proxyholder to vote on your behalf in person at the Meeting, please ensure your nominee has your 16-digit control number.
How can I vote without attending the Meeting either in person or virtually?
Whether you hold your shares of Common Stock as a Stockholder of record or as a beneficial owner, you may direct how your shares of Common Stock are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
If you are a Registered Stockholder, you may vote by submitting a proxy. You may vote over the internet at www.proxyvote.com, by phone at 1-800-690-6903 or by mail by signing, dating, and returning the Proxy Instrument to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a Non-registered Stockholder, you may vote by submitting voting instructions to the registered owner of your shares of Common Stock in accordance with the instructions on your voting instruction card.
The persons named in the accompanying Proxy Instrument, Larry Scheffler and Robert Groesbeck (“Management Nominees”), are directors and officers of the Company. A Stockholder has the right to appoint a person or company (who need not be a Stockholder) other than the persons whose names appear in such Proxy Instrument, to attend and act for and on behalf of such Stockholder at the Meeting and any adjournment(s) or postponement(s) thereof. Such right may be exercised either by striking out the names of the persons specified in the Proxy Instrument and inserting the name of the person or company to be appointed in the blank space provided in the Proxy Instrument, or by completing another proper Proxy Instrument and, in either case, delivering the completed and executed proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than 11:59 p.m. (Eastern Time) on June 9, 2025.
The proxyholder does not need to be a Stockholder, but the proxyholder does need to understand that the Registered Stockholder’s vote will not be counted unless the proxyholder attends the Meeting and votes the Registered Stockholder’s shares of Common Stock.
If you are a Non-registered Stockholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.
If I have appointed a proxyholder, how can they participate in and vote at the Meeting?
If you are a Registered Stockholder and have appointed someone other than the Board’s nominees as your proxyholder, the person you have appointed as your proxyholder must obtain a 16-digit control number to participate in the Meeting as your proxy and vote your shares of Common Stock. It is the responsibility of the Stockholder to advise his or her proxyholder to contact the appropriate party to obtain a 16-digit control number. Without the 16-digit control number, proxyholders will not be able to participate in the Meeting, including asking questions and voting.
Requests for a 16-digit control number must be made by 11:59 p.m. (Eastern Time) on June 9, 2025.
What will I need to attend the Meeting virtually?
If you were a Stockholder of record as of the close of business on April 14, 2025, or you hold a valid proxy for the Meeting, you may attend the Meeting virtually, vote, and submit a question during the virtual Meeting, by visiting www.virtualshareholdermeeting.com/PLNH2025 and using your 16-digit control number to enter the Meeting.
If you are not a Stockholder of record but hold shares of Common Stock as a beneficial owner in street name (i.e. a Non-registered Stockholder), you may join the Meeting by obtaining a proxy from the owner of record and their 16-digit control number, or you may join the Meeting as a guest. If you join the Meeting as a guest, you will not be able to submit questions or comments, and you will not be able to vote at the Meeting.
If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.
Will I be able to attend the Meeting virtually without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.
What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page www.virtualshareholdermeeting.com/PLNH2025.
How do I submit questions or comments for the virtual Meeting?
Registered Stockholders and duly appointed proxyholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/PLNH2025. Instructions will be available on the virtual Meeting site and technical assistance will be available.
How will my shares of Common Stock be voted?
Shares of Common Stock represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE ELECTION OF DIRECTORS (PROPOSAL NO. 1), FOR AMENDING THE 2023 EQUITY INCENTIVE PLAN (PROPOSAL NO. 2), AND FOR THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 3). The shares of Common Stock represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the Stockholder on any ballot that may be called for and, if the Stockholder specifies a choice with respect to any matter to be acted upon, the shares of Common Stock will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Will shares of Common Stock I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares of Common Stock are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares of Common Stock will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, Canadian brokers are prohibited from voting your shares of Common Stock.
If you do not return your voting instruction card on a timely basis, U.S. brokers, as the holders of record, are permitted to vote your shares of Common Stock on “routine” matters only, but not on other matters. As a result, your U.S. broker will have the authority to vote your brokerage shares of Common Stock only on the proposal to amend the 2023 Equity Incentive Plan (Proposal No. 2) and to ratify the independent registered public accounting firm (Proposal No. 3). Your U.S. broker will be prohibited from voting your shares of Common Stock without your instructions on the election of directors and on any other non-routine proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares of Common Stock that I own as a Stockholder of record be voted if I do not timely return my Proxy Instrument?
Shares of Common Stock that you own as a Stockholder of record will be voted as you instruct on your Proxy Instrument. If you sign and return your Proxy Instrument without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares of Common Stock be voted?” If you do not timely return your Proxy Instrument, your shares of Common Stock will not be voted unless you or your proxyholder attends the Meeting and any adjournment(s) or postponement(s) thereof and votes during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares of Common Stock as the Stockholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on June 9, 2025 or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.
If you hold shares of Common Stock as a beneficial owner, please follow the voting instructions provided by your bank, broker, or other nominee.
May I change or revoke my vote?
In addition to revocation in any other manner permitted by law, a Stockholder who has given a proxy pursuant to this solicitation may revoke it:
•
at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the Stockholder or by his, her or its attorney authorized in writing or, if the Stockholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Broadridge by mail using the enclosed envelope to Attention: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.

For shares of Common Stock you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares of Common Stock, by attending the Meeting and voting in person or via the live webcast.
Stockholder Proposals and Director Nominations
What is the deadline to submit Stockholder proposals to be included in the proxy materials for next year’s annual meeting?
Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), any Stockholder desiring to include a proposal in our Proxy Statement with respect to our 2026 annual meeting of Stockholders should arrange for such proposal to be delivered to our Secretary at Planet 13 Holdings Inc., 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118, no later than December 24, 2025, the 120th day prior to the first anniversary of the date which this Proxy Statement was first released to the Company’s Stockholders in connection with this year’s Meeting, in order to be considered for inclusion in our proxy statement relating to such annual meeting. If the Company changes the date of next year’s annual meeting by more than 30 days from the anniversary of this year’s Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for next year’s annual meeting in order to be considered for inclusion in the proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC.
In addition, pursuant to our Bylaws, any Stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2026 annual meeting of Stockholders pursuant to the advance notice provisions of our Bylaws must submit a notice of the proposal or nomination to us between February 10, 2026 and March 12, 2026, or else it will be considered untimely and ineligible to be properly brought before the annual meeting. In each case, the notice of the proposal or nomination must be given in a timely manner in writing to the Secretary and must include certain information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the Stockholder’s ownership of and agreements relating to our capital stock. However, if our 2026 annual meeting of Stockholders is not held between May 11, 2026 and August 19, 2026, under our Bylaws, this notice must be provided not earlier than the 120th day prior to the 2026 annual meeting of Stockholders and not later than the close of business on the later of (a) the 90th day prior to the 2026 annual meeting of Stockholders or (b) the 10th day following the date on which notice of the date of the 2026 annual meeting of Stockholders is first mailed to Stockholders or otherwise publicly disclosed, whichever first occurs.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2026. However, if our 2026 annual meeting of Stockholders is not held between May 11, 2026 and July 10, 2026, then notice must be provided on the later of (a) 60 calendar days prior to the 2026 annual meeting of Stockholders or (b) the 10th day following the date on which notice of the date of the 2026 annual meeting of Stockholders is first made to the Stockholders.
All such notices should be directed to our Secretary at Planet 13 Holdings Inc., 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Secretary may, at our discretion, be excluded from our proxy materials. Proposals must comply with all applicable provisions of our Bylaws and the Exchange Act.
In connection with our solicitation of proxies for our 2026 annual meeting of Stockholders, we intend to file a proxy statement and a proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
How may I nominate director candidates or present other business for consideration at a meeting?
Stockholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described under the heading “Advance Notice Policy,” to our Secretary at the address set forth below under the heading “How may I obtain financial and other information about the Company?” Any such notice also must include the information required by our Bylaws (which may be obtained as provided below under the heading “How may I obtain financial and other information about the Company?”) and the Exchange Act and must be updated and supplemented as provided in the Bylaws.
Our Bylaws include an advance notice policy, pursuant to which, any additional director nomination for an annual meeting of Stockholders or a special meeting of the Stockholders (which is not also an annual meeting) must be received by the Secretary of the Company as described below under the heading “Advance Notice Policy.”
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2026. However, if our 2026 annual meeting of Stockholders is not held between May 11, 2026 and July 10, 2026, then notice must be provided on the later of (a) 60 calendar days prior to the 2026 annual meeting of Stockholders or (b) the 10th day following the date on which notice of the date of the 2026 annual meeting of Stockholders is first made to the Stockholders.
How may I recommend candidates to serve as directors?
Stockholders may recommend director candidates for consideration by the Board by writing to our Secretary at the address set forth below under the heading “How may I obtain financial and other information about the Company?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”
Subject to compliance with the Exchange Act and the Company’s Bylaws, to be in proper written form, such notice must (i) set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required pursuant to and in accordance with the Exchange Act, such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Company if elected, and such other information regarding such nominee as may reasonably be requested by the Board in writing prior to the meeting of Stockholders at which such candidate’s nomination is to be acted upon in order for the Board of Directors to determine the eligibility of such candidate for nomination to be an independent director of the Company, (ii) include the completed and signed questionnaire, representation and agreement required by Section 3.13 of the Company’s Bylaws, (iii) as to the Stockholder giving the notice, set forth (a) the name and address of such Stockholder, as they appear on the Company’s books, and of such beneficial owner, (b) the class or series and number of shares of stock which are owned beneficially and of record by such Stockholder and such beneficial owner, except that such Stockholder shall in all events be deemed to beneficially own any shares of any class or series of stock of the Company as to which such Stockholder has a right to acquire beneficial ownership at any time in the future, (c) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such Stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Stockholder’s notice by, or on behalf of, such Stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying Stock, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Stockholder or such beneficial owner, with respect to securities of the Company, (e) a representation that the Stockholder is a holder of record of Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, and (f) a representation that the Stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to solicit proxies or votes in support of such Director nominees or nomination in accordance with Rule 14a-19 promulgated under the Exchange Act, and (2) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee.
Our Bylaws may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about the Company?”

Description of the Company’s Voting Securities
We are authorized to issue one billion five-hundred fifty million (1,550,000,000), shares of all classes of stock consisting of (i) one billion five hundred million (1,500,000,000) shares of Common Stock, with no par value and (ii) fifty million (50,000,000) shares of Preferred Stock, no par value. As of the Record Date, there were 98 holders of record of shares of Common Stock and 325,363,800 outstanding shares of Common Stock and nil holders of record of Preferred Stock and nil outstanding Preferred Stock.
Holders of shares of Common Stock are entitled to dividends, if, as and when declared by the Board and to one vote per share on all matters on which Stockholders are generally entitled to vote. Unless a different majority is required by law, the Articles, the Bylaws, or by any issuance of shares of Preferred Stock in one or more classes or series by the Board filing a certificate in the State of Nevada (“Preferred Stock Designation”) for a series of Preferred Stock, resolutions to be approved by holders of shares of Common Stock require approval by a majority of the votes cast by shares present and entitled to vote, in person or by proxy, when a quorum is present.
Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act, National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. Those registered stockholders and beneficial holders with existing instructions on their account to receive printed materials will receive a printed copy of the Proxy Materials.
This Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (which includes the audited annual consolidated financial statements of the Company for the year ended December 31, 2024, together with the notes thereto, and the independent auditor’s report thereon, and the related management’s discussion and analysis), and the Proxy Instrument are available on the “Investors” section of our website at https://investors.planet13.com/overview, on SEDAR+ at www.sedarplua.ca and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “notice-and-access” rules. Stratification occurs when an issuer using notice-and-access sends a paper copy of the Proxy Statement to some Stockholders with a notice package.
Stockholders are reminded to review this Proxy Statement before voting. Stockholders will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.
Stockholders with questions about notice-and-access can call the Company at 702-815-1313 or email ir@planet13holdings.com.
Obtaining Additional Information
How may I obtain financial and other information about the Company?
Additional information relating to the Company can be found under its profile on the SEC’s website at www.sec.gov or on SEDAR+ at www.sedarplus.ca. Our consolidated comparative annual financial statements are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC and on SEDAR+ on March 26, 2025. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any Stockholder who so requests by writing to our Investor Relations at:
Planet 13 Holdings Inc.
4675 W. Teco Ave., Suite 250
Las Vegas, Nevada 89118
ir@planet13holdings.com

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon other than the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our voting securities as of the Record Date for (i) each Director Nominee, (ii) each NEO (as defined under “Executive Compensation”), (iii) each person known to us to be the beneficial owner of more than 5% of our voting securities, and (iv) the Director Nominees and our executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Except as indicated, all shares of our securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The percentage ownership in the below table is based on 325,363,800 shares of Common Stock and nil shares of Preferred Stock outstanding as of the Record Date. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the shares of our securities. The address for each director and executive officer is c/o Planet 13 Holdings Inc., 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118.

	Shares of Common Stock
Name of Beneficial Owner	Number Beneficially Owned	Right to Acquire Within 60 Days	Percent of Total Shares of Common Stock
Larry Scheffler	39,781,553(1)	—	12.23%
Robert Groesbeck	39,130,283 (2)	—	12.03%
Dennis Logan	280,880(3)	—	*
Chris Wren	3,970,031(4)	—	1.22%
Lee Fraser	101,852	—	*
Adrienne O’Neal	223,873	—	*
Kevin Martin	—	—	*
David Loop	15,379,275 (5)	—	4.73%
All directors and executive officers as a group (8 persons)	98,867,747	—	30.39%

* Less than one percent
Notes:
(1)
Mr. Scheffler’s beneficial ownership includes 562,500 shares of Common Stock owned by the Scheffler Family Limited Partnership (the “Partnership”) and 5,000,000 shares of Common Stock owned by Thirteen, LLC (“Thirteen”), 33,016,470 shares of Common Stock owned by Scheffler RX LLC, and 1,202,583 shares of Common Stock held in his name. Mr. Scheffler has the sole voting power over 1,328,164 shares of Common Stock, shared voting power over 38,578,970 shares of Common Stock, sole dispositive power over 1,328,164 shares of Common Stock and shared dispositive power over 38,578,970 shares of Common Stock.

(2)
Mr. Groesbeck’s beneficial ownership includes 30,413,176 shares of Common Stock owned by RAG Holdings LLC (“RAG”) and 7,603,294 shares of Common Stock owned by PRMN Investments, LLC (“PRMN”) and 1,113,813 shares of Common Stock held in his name. Mr. Groesbeck has the sole voting power over 1,113,813 shares of Common Stock, shared voting power over 38,016,470 shares of Common Stock, sole dispositive power over 1,113,813 shares of Common Stock and shared dispositive power over 38,016,470 shares of Common Stock.

(3)
Beneficial ownership includes 56,887 shares of Common Stock owned through his registered retirement savings plan and 223,993 shares of Common Stock held in his name. Mr. Logan has the sole voting power over 280,880 shares of Common Stock, shared voting power over no Common Stock, sole dispositive power over 280,880 shares of Common Stock and shared dispositive power over no Common Stock.

(4)
Beneficial ownership includes 3,665,200 shares of Common Stock owned by 4 Degrees Higher LLC (“4 Degrees”) and 304,831 shares of Common Stock held in his own name. 4 Degrees is an entity owned and controlled by Mr. Wren. Mr. Wren has the sole voting power over 304,831 shares of Common Stock, shared voting power over 3,665,200 shares of Common Stock, sole dispositive power over 304,831 shares of Common Stock and shared dispositive power over 3,665,200 shares of Common Stock.

(5)
Beneficial ownership includes 989,654 shares of Common Stock owned by Doris Wilson Loop Mr. Loop’s spouse, over which Mr. Loop has shared voting and dispositive power, 12,534,708 shares of Common Stock owned by Doris Wilson Loop Irrevocable Trust, over which Mr. Loop has shared voting and dispositive power, 1,049,270 shares of Common Stock owned by Loop’s Dispensaries LLC, over which Mr. Loop has sole voting and dispositive power and 805,643 shares of Common Stock owned by Loop’s Nursery & Greenhouse Inc., over which Mr. Loop has shared voting and dispositive power. Mr. Loop has the sole voting and dispositive power over 1,049,270 shares of Common Stock and shared voting and dispositive power over 14,330,005 shares of Common Stock.

RECOMMENDATION OF THE BOARD
The Board unanimously recommends that each holder of shares of Common Stock vote FOR all proposals described in this Proxy Statement.

PROPOSALS TO BE VOTED ON
TO THE KNOWLEDGE OF THE BOARD, THE ONLY MATTERS TO BE PLACED BEFORE THE MEETING ARE THOSE REFERRED TO IN THE NOTICE OF MEETING ACCOMPANYING THIS PROXY STATEMENT. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXY SOLICITED HEREBY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXY.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Company’s Bylaws provide that the number of directors to be elected pursuant to a resolution adopted by a majority of the Board of Directors shall be at least three (3) and not more than nine (9), as established by the Board of Directors from time to time. The number of directors has been set at five.
The term of office of each of the current directors, being Robert Groesbeck, Larry Scheffler, Adrienne O’Neal, Kevin Martin, and David Loop will expire at the Meeting.
Thus, the five current directors have been nominated for re-election at the Meeting until the close of business of the next annual meeting or until their successors shall have been elected and qualified.
On April 8, 2025, the Board’s Corporate Governance and Nominating Committee recommended and the full Board nominated Robert Groesbeck, Larry Scheffler, Adrienne O’Neal, Kevin Martin, and David Loop for re-election to the Board.
The Company’s Bylaws require that Directors be elected by a plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the election. If a proxy does not specifically withhold votes for the election of Robert Groesbeck, Larry Scheffler, Adrienne O’Neal, Kevin Martin, and David Loop, your proxyholder intends to vote for the election of Robert Groesbeck, Larry Scheffler, Adrienne O’Neal, Kevin Martin, and David Loop (the “Director Nominees”) to hold office as a director until the next annual meeting or until their successor has been duly elected and qualified.
At the Meeting, the Stockholders will be asked to vote for election of the five (5) persons named below, presented for election at the Meeting as the Board’s Director Nominees.
If any of Robert Groesbeck, Larry Scheffler, Adrienne O’Neal, Kevin Martin, and David Loop become unavailable for any reason (which event is not anticipated), the shares represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person as may be determined by the proxyholder, to the extent permitted under U.S. federal securities laws. Each director elected will hold office until the next annual meeting of Stockholders or until his or her successor is elected or appointed, unless his or her office is earlier vacated in accordance with the Bylaws or the Nevada Revised Statutes (“NRS”).
There are no arrangements or understandings between any of the Director Nominees and any other person pursuant to which such Director Nominees were selected.
The following table sets forth certain information about our Director Nominees:

Name	Age	Position	Location of Residence	Director Since
Robert Groesbeck	64	Director, Co-Chairman and Co-Chief Executive Officer	Henderson, Nevada	June 2018
Larry Scheffler	74	Director, Co-Chairman and Co-Chief Executive Officer	Henderson, Nevada	June 2018
Adrienne O’Neal(1)(2)(3)	65	Director	Las Vegas, Nevada	June 2019
Kevin Martin(1)(2)(3)	51	Director	Tottenham, Ontario, Canada	February 2024
David Loop(1)(3)	66	Director	Jacksonville, Florida	June 2024

Notes:
(1)	Member of the Audit Committee. Mr. Martin is the Chair.
(2)	Member of the Corporate Governance and Nominating Committee. Ms. O’Neal is the Chair.
(3)	Member of the Compensation Committee. Ms. O’Neal is the Chair.
Director Nominees Biographies
Robert Groesbeck has served as Co-CEO and a director of the Company since June 2018. Prior to that, Mr. Groesbeck served as Co-President of MM Development Company, Inc. (“MMDC”), a wholly-owned subsidiary of the Company, from 2014 to June 2018. Mr. Groesbeck served as General Counsel to Republic Services, a provider of comprehensive solid waste and recycling services, for its Nevada operations and was their western regional counsel from 1993 to 2001, and provided outside legal consulting to Republic Services from 2001 through 2008. He also served as General Counsel to C&S Waste Solutions, a privately operated Nevada and California waste disposal company, from 2010 through 2015, and provided outside legal consulting from 2008 through 2010, and 2015 through May 2018 to C&S Waste Solutions. He has been licensed to practice law for over 30 years and has also served as the mayor of the City of Henderson, Nevada from 1993 to 1997. Mr. Groesbeck earned his B.S. in Criminal Justice from the University of Nevada, a M.B.A. from National University and a J.D. from Thomas M. Cooley Law School in Lansing, Michigan.
We believe that Mr. Groesbeck’s experience as a long-time entrepreneur, legal practitioner, and starting and/or assisting in the creation of a number of businesses, qualifies him to serve on the Board.
Larry Scheffler has served as Co-CEO and a director of the Company since June 2018. Prior to his current role, Mr. Scheffler served as Co-President of MMDC, a subsidiary of the Company, from 2014 to 2018. He also served as Chairman and Founder from 1978 to 2022 of Las Vegas Color Graphics, Inc., a privately owned commercial printing company. Mr. Scheffler also served as a councilman for the city of Henderson, Nevada from 1990 to 1995. Mr. Scheffler has also served as a commissioner on six major commissions in Southern Nevada government and has an extensive background in real estate. He has founded and is managing director of entities controlling over 1,000 acres in three states that are under some form of development.
We believe that Mr. Scheffler’s broad management experience and past success with guiding the growth of the Company qualifies him to serve on the Board.
Adrienne O’Neal has been a director of the Company since June 2019. She has been the owner of Las Vegas Counselor LLC since 2004, where she provides marriage and family therapy services, and she is also the co-owner of Red Rock Counseling, a private practice agency which includes licensed therapists and training for pre-licensed graduate students since December 2018. Prior to 2004, Ms. O’Neal was an Account Manager at R&R Partners, an advertising, marketing, public relations, and public affairs firm, for 13 years between 1984 to 2004. From June 2017 to February 2021, Ms. O’Neal was appointed by former State of Nevada Governor Brian Sandoval and served on the Nevada State Board of Marriage & Family Therapy and Clinical Professional Counselors. Ms. O’Neal has also served as a part-time instructor at the University of Nevada, Las Vegas School of Medicine’s Marriage and Family Therapy Graduate Program, where she has served since January 2017. Ms. O’Neal has passed the Series 7 exam, which measures the degree to which a candidate possesses the knowledge needed to perform the critical functions of a general securities representative, including sales of corporate securities, municipal securities, investment company securities, variable annuities, direct participation programs, options and government securities, administered by the Financial Industry Regulatory Authority. She holds a B.S. in Marketing and a M.S. in Marriage and Family Therapy degree from the University of Nevada.
We believe that Ms. O’Neal’s expertise in securities matters and her background in a variety of types of business qualifies her to serve on the Board.
Kevin Martin, CPA, joined Planet 13 as an independent director in February 2024. Since November 2020, Mr. Martin has held an audit leadership role at HSS Enterprises. Previously, from 2005 to 2020, Mr. Martin held senior risk and audit leadership roles at multinational private and public companies, including Irving Oil, Endeavour Mining Corporation, which operates gold mines in West Africa, and The Heico Companies LLP, which manufactures steel, heavy equipment and industrial construction. Mr. Martin is a Chartered Public Accountant and Certified Fraud Examiner, and he has a Certification in Risk Management Assurance. Mr. Martin holds a Bachelor of Commerce degree and a Master’s degree in Accounting, both from Concordia University.
We believe that Mr. Martin is qualified to serve on the Board due to his extensive accounting experience and his familiarity in working with management of a variety of companies in his role as an auditor.
David Loop has served as a director of the Company since June 2024, following the Company’s acquisition of VidaCann LLC. Mr. Loop has spent his entire career in the horticulture industry, beginning with Loop’s Nursery & Greenhouses in 1980, where he has held the position of Chief Executive Officer since 1980. Founded in 1949, Loop’s Nursery used environmentally friendly, best management practices to become the largest supplier of potted plants to the supermarket industry in the southeast. Taking over as CEO in 1983, Mr. Loop became an industry leader through the introduction of new varieties and production techniques, growing Loop’s Nursery into one of the top 100 greenhouse facilities in the US. Mr. Loop was instrumental in the founding of VidaCann in 2017 by gaining one of the first medical cannabis licenses in the state of Florida and paving the way for greenhouse grown cannabis practices.

Mr. Loop currently sits on the Board of Directors for Aris Horticulture, a position he has held since 2022 and on the Advisory Board of North Florida Farm Credit, a position he has held since 2020, and is a member of the Jacksonville Civic Council. He graduated with a Bachelor of Science in Economics and a Bachelor of Science in Horticulture from North Carolina State University.
We believe that Mr. Loop’s experience in the horticulture industry, founding and growing the business of VidaCann LLC and his financial experience qualify him to serve on the Board.
Plurality Voting
The Company’s Bylaws provide that voting may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a Stockholder at any election and before the voting begins. Further, except as otherwise provided by law, the articles of incorporation, the Bylaws, or by any Preferred Stock Designation for a series of Preferred Stock, each full share of Common Stock is entitled to one vote and, when a quorum is present at the commencement of any meeting, Directors will be elected by a plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the election. Under a plurality voting system, directors receiving the largest number of votes “for” their election are elected and, in an uncontested election, a director receiving at least one “for” vote are elected. Fractional Common Stock is not entitled to any voting rights.
Majority Voting
The Company’s Bylaws provide that voting may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a Stockholder at any election and before the voting begins. Further, except as otherwise provided by law, the articles of incorporation, the Bylaws, or by any Preferred Stock Designation for a series of Preferred Stock, each full share of Common Stock is entitled to one vote and, when a quorum is present at the commencement of any meeting, a majority of the votes cast by shares present and entitled to vote, in person or by proxy, shall decide any question brought for approval before the Stockholders’ meeting, other than for election of Directors (as described in Proposal No. 1 under “Plurality Voting”). Fractional Common Stock is not entitled to any voting rights.
Advance Notice
The Company’s Bylaws have a provision for an advance notice, pursuant to which, any additional director nomination or other Stockholder proposals for an annual meeting of the Stockholders may be made pursuant to the Company’s notice of meeting (or any supplement thereto), by or at the direction of the Board or a committee appointed by the Board or by any Stockholder who: (1) was a Stockholder of record at the time the notice provided for in Section 3.12 of the Company’s Bylaws is delivered to the Company’s Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Section 3.12 or (2) properly made such proposal in accordance with Rule 14a-8 under the Exchange Act, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, which proposal has been included in the proxy statement for the annual meeting.
Annual meeting of Stockholders
For any nominations or other business to be properly brought before an annual meeting by a Stockholder, other than those properly made in accordance with Rule 14a-8 under the Exchange Act, the Stockholder must have given timely notice thereof in writing to the Company’s Secretary and must provide any updates or supplements to such notice at the times and in the forms required by Section 3.12 of the Company’s Bylaws, and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for Stockholder action. To be timely, a Stockholder’s notice must be received by the Secretary of the Company in proper written form at Planet 13 Holdings Inc., 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118, not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company) and

Special meeting of Stockholders
In the case of a special meeting of Stockholders, nominations of persons for election to the Board may be made at a special meeting of Stockholders at which directors are to be elected pursuant to the Company’s notice of meeting (1) by or at the direction of the Board or a committee appointed by the Board or (2) provided that the Board has determined that directors shall be elected at such meeting, by any Stockholder who is a Stockholder of record at the time the notice provided for in Section 3.12 of the Company’s Bylaws is delivered to the Secretary, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in Section 3.12 of the Company’s Bylaws. In the event the Company calls a special meeting of Stockholders for the purpose of electing one or more directors to the Board of Directors, any such Stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, if the Stockholder’s notice required by Section 3.12(a)(ii) of the Company’s Bylaws (including the completed and signed questionnaire, representation and agreement required by Section 3.13 of the Company’s Bylaws and any other information, documents, affidavits, or certifications required by the Company) are delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.
Corporate Cease Trade Orders
To the knowledge of the Company, no proposed director of the Company is, as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that,
(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)
was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcy and Insolvency
To the knowledge of the Company, no proposed director of the Company:
(a)
is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)
has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions
To the knowledge of the Company, no proposed director of the Company has been subject to:
(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Holders of shares of Common Stock can vote for all of the proposed nominees for directors of the Company, vote for some of the proposed nominees and withhold for others, or withhold from voting for all or any of the proposed nominees.

Unless a Stockholder directs that his, her or its shares of Common Stock be otherwise voted or withheld from voting in connection with the election of directors, the proxy designees named in the enclosed Proxy Instrument intend to vote such proxies FOR ALL the election of the five Director Nominees whose names are set forth above.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL NO. 1.

PROPOSAL NO. 2: INCREASING THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2023 EQUITY INCENTIVE PLAN TO 32,000,000 SHARES OF COMMON STOCK
Overview
Effective September 15, 2023, the Company adopted, after receiving Stockholder approval at the Company’s 2023 annual general and special meeting of shareholders on July 27, 2023 (the “Meeting”), the 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”) that enables the grant of stock options and restricted stock units. The full text of the 2023 Equity Incentive Plan is incorporated herein by reference to Exhibit 10.1 to the Company’s Form 8-K filed on the SEC’s website at www.sec.gov. and on SEDAR+ at www.sedarplus.ca. on September 18 2023.
The 2023 Equity Incentive Plan replaced the stock option plan approved by the Board on May 22, 2018 (the “Stock Option Plan”) and the Amended and Restated Share Unit Plan (as defined below) (together the “Prior Plans”). The Prior Plans continue to govern awards previously granted under them being, 417,922 stock options only that remain outstanding under the Stock Option Plan as of the Record Date.
The current number of Common Stock authorized for issuance under the 2023 Equity Incentive Plan is 22,000,000. After certain RSU issuances in 2025, there remain only 5,404,609 shares of Company common stock available for issuance under the 2023 Equity Incentive Plan as of the date of this Proxy Statement. Without increasing the number of shares available for issuance under the 2023 Equity Incentive Plan, once the current reserve of shares is exhausted, we will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel to continue supporting our growth. As a result, the Company may need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation. Changes may include increased use of cash which, in addition to impacting its ability to attract, motivate and retain highly qualified personnel for positions of substantial responsibility with the Company, may negatively impact the business by reducing the cash available to reinvest into the business.
Given the limited number of remaining shares authorized to be issued under the 2023 Equity Incentive Plan, the Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares under the 2023 Equity Incentive Plan by 10,000,000 shares, from 22,000,000 shares to 32,000,000 shares of Common Stock, so that the Board of Directors may continue to utilize the 2023 Equity Incentive Plan to further align the interests of eligible participants with those of the Company’s Stockholders by providing long-term incentive compensation opportunities tied to the performance of the Common Stock.
At the Meeting, Stockholders will be asked to approve an increase in the number of authorized shares issuable under the 2023 Equity Incentive Plan from 22,000,000 shares to 32,000,000 shares of Common Stock. On April 23, 2025, the Board adopted Amendment No. 1 to the Plan (“Plan Amendment 1”) to increase the number of authorized shares issuable under the 2023 Equity Incentive Plan from 22,000,000 shares to 32,000,000 shares of Common Stock.
The Board has determined that it is in the best interests of the Company to increase the number of authorized shares issuable under the 2023 Equity Incentive Plan from 22,000,000 shares to 32,000,000 shares of Common Stock and is asking the Stockholders to approve such increase. If approved by the Stockholders, the Plan Amendment 1 will become effective on the date it is approved and if not approved by the Stockholders, the number of shares of Common Stock under the 2023 Equity Incentive Plan will continue to be capped at 22,000,000.
As of March 31, 2025, the Company’s share price as quoted on the OTCQX exchange, was $0.243. The average strike price of the 417,922 options outstanding is $3.15, implying a market value of the options of $0.00.
As of March 31, 2025 there were 14,668,530 RSU awards outstanding with an implied fair market value of $3,564,453. The ultimate value of the RSU awards will be determined on the date that the RSUs vest and the underlying share awards are issued to the award participant. The Company will not receive any proceeds on the issuance of underlying RSU award shares.
Registration with the SEC
If Plan Amendment 1 is approved by the Stockholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of the additional 10,000,000 shares of Common Stock authorized under Plan Amendment 1, with the SEC pursuant to the Securities Act as soon as practicable after approval of Plan Amendment 1 by our Stockholders.

Summary Description of the Amendment
The sole aspect of the 2023 Equity Incentive Plan to be amended by the proposed amendment is to increase the number of shares reserved for issuance under the 2023 Equity Incentive Plan by 10,000,000 shares. No other provisions of the 2023 Equity Incentive Plan are modified, amended, revised, or otherwise changed by this proposed amendment. The specific terms of the 2023 Equity Incentive Plan, such as who is eligible to receive awards under the 2023 Equity Incentive Plan, the terms of awards, such as vesting periods, the exercise price of any options, and any expiration of these awards, as well as the tax consequences of the awards which may be made under the 2023 Equity Incentive Plan, are set forth in the 2023 Equity Incentive Plan, as approved by the Company’s stockholders on July 27, 2023 and filed with the SEC on September 18, 2023 as Exhibit 10.1 to the Company’s Form 8-K as detailed above.
All employees, directors and consultants of the Company and any affiliate of the Company are eligible to participate under the 2023 Equity Incentive Plan. Any number of the Company’s current employees and future employees, including future named executive officers, as well as future directors, consultants, and affiliates will be eligible to participate in the 2023 Equity Incentive Plan.
The number of shares that will ultimately be issued from the shares reserved for issuance under Plan Amendment 1 is subject to the discretion of the Board and, therefore, cannot be determined with certainty at this time. However, the Company anticipates that the Board will continue in future years to make equity awards.
Amendments, Modifications, and Alterations of awards in the 2023 Equity Incentive Plan
Per Section 12.1 of the 2023 Equity Incentive Plan, except as provided in Section 10 relating to adjustments upon changes in Common Stock and Section 12 of the 2023 Equity Incentive Plan, any amendment needs to be approved by the stockholders of the Company. Pursuant to Section 3.1, the Board is also authorized to prescribe the terms and conditions of each award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the award agreement relating to such grant. Further, per Section 3.1 of the 2023 Equity Incentive Plan, the Board has the authority to amend any outstanding awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding award; provided, however, that if any such amendment impairs a participant’s rights or increases a participant’s obligations under his or her award or creates or increases a participant’s federal income tax liability with respect to an award, such amendment shall also be subject to the participant’s consent. Per Section 6.5, Stock Options granted under the 2023 Equity Incentive Plan shall be subject to such restrictions and limitations described in the award agreement as the Board may impose in its discretion, including vesting conditions, restrictions on exercise, and forfeiture provisions. Per Section 7.1, Restricted Stock Units granted under the 2023 Equity Incentive Plan shall be subject to such restrictions and limitations described in the award agreement as the Board may impose in its discretion, including vesting conditions, restrictions on exercise, and forfeiture provisions. Per Section 9.1, The Board has the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest in accordance with the 2023 Equity Incentive Plan, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.
Per Section 11, in the event of a change of control, the Board is authorized to, but not obligated to:
•	accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any award;
•	cancel any one or more outstanding awards and make payment to the holders of awards of the value of such awards, as determined by the Board;
•	provide for the issuance of substitute awards or the assumption or replacement of such awards; or
•
provide written notice to participants that for a period of at least ten days prior to the change in control, awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the change in control, any awards not so exercised shall terminate and be of no further force and effect.

Per Section 13.1, the Company may cancel any award, require reimbursement of any award by a participant, and effect any other right of recoupment of equity or other compensation provided under the 2023 Equity incentive Plan in connection with the following:
•	any material noncompliance with any financial reporting requirement under the securities laws that requires the Company to file a restatement of its financial statements;
•	any action by a participant that constitutes detrimental activity; and

•
any Company policies that may be adopted and/or modified from time to time. In addition, a participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the plan or an award agreement, in accordance with the 2023 Equity Incentive Plan.

Additionally, per Section 12.4, rights under any award granted before amendment of the 2023 Equity Incentive Plan cannot be materially impaired by any amendment of the 2023 Equity Incentive Plan unless (a) the Company requests the consent of the participant and (b) the participant consents in writing. Per Section 12.5, the Board at any time, and from time to time, may amend the terms of any one or more awards; provided, however, that the Board may not affect any amendment which would otherwise constitute an impairment of the rights under any award unless (a) the Company requests the consent of the participant and (b) the participant consents in writing. Per Section 13.15 of the 2023 Equity Incentive Plan, The Board’s determinations under the 2023 Equity Incentive Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Further, the Board can make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective award agreements.
Material Terms of the 2023 Equity Incentive Plan
The following summary of the material terms of the 2023 Equity Incentive Plan, as proposed to be amended, is outlined below. This summary is qualified in its entirety by reference to the complete text of the 2023 Equity Incentive Plan, as proposed to be amended, which is attached hereto as Appendix “A.” You are encouraged to read the full text of the 2023 Equity Incentive Plan, as proposed to be amended, before making a voting decision.
General
The purposes of the 2023 Equity Incentive Plan is to attract and retain the employees, consultants, officers and directors who will contribute to the Company’s long term success, to provide incentives to the interests of employees, consultants, officers and directors that align their interests to the interests of the Stockholders, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options and restricted stock units.
Eligibility
Awards may be granted to employees, directors and consultants of the Company and any affiliate of the Company. As of March 31, 2025, approximately 850 employees, 3 directors, 0 consultants, and 0 affiliates would be eligible to participate in the 2023 Equity Incentive Plan. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or affiliate of the Company.
Administration of the 2023 Equity Incentive Plan
The Board is empowered to administer the 2023 Equity Incentive Plan but may delegate administration to a subcommittee or subcommittees of one or more members of the Board. Subject to the provisions of the 2023 Equity Incentive Plan, the administrator has the power to administer the 2023 Equity Incentive Plan, including but not limited to, the power to interpret the terms of the 2023 Equity Incentive Plan and awards granted under it, to prescribed, amend and rescind rules relating to the 2023 Equity Incentive Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares of common stock subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise.
Authorized Shares
If Proposal No. 2 is approved at the Meeting, a total of 32,000,000 shares of Common Stock will be reserved for issuance under the 2023 Equity Incentive Plan (the “Total Share Reserve”) and all other security-based compensation arrangements of the Company, including the Prior Plans. Any outstanding awards made under the Prior Plans and under the 2023 Equity Incentive Plan count towards the Total Share Reserve. Any Common Shares that were issued under the Prior Plans before the effective date of the Domestication (as defined herein) upon exercise of stock options or vesting of share units, and awards under the Prior Plans which were not outstanding as of the effective date of the Domestication, does not count towards the Total Share Reserve. As of the Record Date, no Stock Options have been issued pursuant to the 2023 Equity Incentive Plan and 417,922 Stock Options have been issued and remain outstanding under the Prior Plans. RSUs to receive a total of 14,668,530 shares of Common Stock were issued to officers, directors and employees of the Company under the 2023 Equity Incentive Plan and 14,383,345

RSUs remained issued and outstanding. No RSUs remain outstanding under the Prior Plans as of the Record date. As of the Record Date, 5,404,609 Common Shares in the aggregate, remain available for issuance under the 2023 Equity Incentive Plan. The number of Common Shares available under the 2023 Equity Incentive Plan was 22,000,000 less 1,926,861, the number of outstanding RSU and Option awards under the Prior Plans that remained outstanding, as of the Domestication Date of September 15, 2023, less 485,185 RSU awards that were granted in March 2024, less 400,000 RSU awards granted in January 2025 less 14,668,530 RSU awards granted on March 31, 2025.
If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to, restricted stock units, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased shares (or for restricted stock units, the forfeited or repurchased shares) will not become available for future grant or sale under the 2023 Equity Incentive Plan.
No awards may be granted under the 2023 Equity Incentive Plan if after such grant of awards: (a) the aggregate number of shares of Common Stock reserved for issuance under the 2023 Equity Incentive Plan and all other security based compensation arrangements of the Company, including the Prior Plans, to (i) Related Persons (as a group), as such term is defined in the 2023 Equity Incentive Plan, exceeds 10% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person exceeds 5% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis; or (b) the aggregate number of shares of Common Stock issued pursuant to the 2023 Equity Incentive Plan and all other security based compensation arrangements, including the Prior Plans, within a 12-month period to (i) Related Persons (as a group) exceeds 10% of the total number of shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person and the Associates, as such term is defined in the 2023 Equity Incentive Plan, of the Related Person exceeds 5% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis. The aggregate number of shares of Common Stock issued or issuable to persons providing Investor Relations Activities, as such term is defined in the 2023 Equity Incentive Plan, as compensation within a 12-month period, shall not exceed 2% of the total number of shares of Common Stock outstanding at the time of the grant.
Adjustments to Shares Subject to the 2023 Equity Incentive Plan
In the event of any changes in the outstanding Common Stock or in the capital structure of the Company by reason of any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Common Stock or other securities of the Company or other relevant change in capitalization dividend or other distribution (whether in the form of cash, shares, other securities, or other property), the Board will adjust the number and class of shares that may be delivered under the 2023 Equity Incentive Plan, and/or the number, class and price of shares covered by outstanding awards, and the numerical share limitations in the 2023 Equity Incentive Plan.
Types of Awards
The 2023 Equity Incentive Plan enables the grant of stock options and restricted stock units.
Stock Options. Stock options in the form of non-qualified stock options or incentive stock options may be granted under the 2023 Equity Incentive Plan. The Board determines the number of shares subject to each option. The Board determines the exercise price of options granted under the 2023 Equity Incentive Plan, provided that the exercise price must at least be equal to the fair market value of the Common Stock on the date of grant and further provided that so long as the Common Stock are listed on the Canadian Securities Exchange (“CSE”), for the purposes of establishing the exercise price of any option, the fair market value shall not be lower than the greater of the closing market price of the common stock on the CSE on: (a) the trading day prior to the grant date, and (b) the grant date. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of the Company’s outstanding stock, the term must not exceed five years and the exercise price must qual at least 110% of the fair market value on the grant date. The Board will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option generally will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Equity Incentive Plan, the Board determines the other terms of options, including the vesting criteria.
Restricted Stock Units. Restricted stock units may be granted under the 2023 Equity Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of Common Stock. Subject to the provisions of the 2023 Equity Incentive Plan, the Board determines the terms and conditions of restricted stock units, including the vesting criteria and the timing and form of payment. Payment is made following the vesting of restricted stock units. The Board, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout of restricted stock units.
Transferability of Awards
Unless the Board provides otherwise, the 2023 Equity Incentive Plan generally does not allow for the transfer of awards other than by will or the laws of descent or distribution and only the recipient of an award may exercise an award during his or her lifetime.
Change in Control
The 2023 Equity Incentive Plan provides that in the event of a change in control, as defined under the 2023 Equity Incentive Plan, each outstanding award will be treated as the Board determines. The Board can, but is not obligated to, accelerate, fully vest or cause restrictions to lapse with respect to awards upon a change in control. In addition, if an option is not assumed or substituted, the administrator will notify the participant in writing or electronically that the option will become fully exercisable, for a specified period prior to the transaction, and will then terminate upon the expiration of the specified period of time.
Amendment; Termination
The administrator has the authority to amend, alter, suspend, or terminate the 2023 Equity Incentive Plan provided such action does not impair the existing rights of any participant. The 2023 Equity Incentive Plan automatically will terminate on the tenth anniversary of its effective date, unless it is terminated sooner. While no awards may be granted pursuant to the 2023 Equity Incentive Plan after termination, awards granted thereunder may be extended beyond that date.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2023 Equity Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options.
An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonstatutory Stock Options.
Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.
Restricted Stock Unit Awards.
There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Section 409A.
Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2023 Equity Incentive Plan do not have any deferral feature that is subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.
Tax Effect for the Company.
The Company generally will be entitled to a tax deduction in connection with an award under the 2023 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules could limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2023 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
New Plan Benefits
As of the date of this Proxy Statement, no awards have been made under Plan Amendment 1, if approved in the Meeting, that are contingent upon Stockholder approval of this proposal. Because awards under Plan Amendment 1, if approved in the Meeting, are discretionary, the benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the 2023 Equity Incentive Plan cannot be determined at this time. Additionally, 485,185 awards were granted during the last fiscal year. Consequently, no New Plan Benefits Table is included in this Proxy Statement.
See also subsections titled “Domestication,” “Summary of the Prior Plans,” “Summary of the Stock Option Plan,” “Summary of the Amended and Restated Share Unit Plan” under the “Executive Compensation” section and the “Securities Authorized for Issuance Under Equity Compensation Plans” section in this Proxy Statement.
The Company’s Bylaws provide that voting may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a Stockholder at any election and before the voting begins. Further, except as otherwise provided by law, the articles of incorporation, the Bylaws, or by any Preferred Stock Designation for a series of Preferred Stock, each full share of Common Stock is entitled to one vote and, when a quorum is present at the commencement of any meeting, a majority of the votes cast by shares present and entitled to vote, in person or by proxy, shall decide any question brought for approval before the Stockholders’ meeting, other than for election of Directors (as described in Proposal No. 1 under “Plurality Voting”). Fractional Stock is not entitled to any voting rights.
Unless a Stockholder directs that his, her or its shares of Common Stock be otherwise voted or abstain from voting in connection with the increase in the number of authorized shares issuable under the 2023 Equity Incentive Plan to 32,000,000 shares of Common Stock, the proxy designees named in the enclosed Proxy Instrument intend to vote such proxies FOR the increase in the number of authorized shares issuable under the 2023 Equity Incentive Plan to 32,000,000 shares of Common Stock.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2023 EQUITY INCENTIVE PLAN TO 32,000,000 SHARES OF COMMON STOCK IN PROPOSAL NO. 2.

PROPOSAL NO. 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board (the “Audit Committee”) has selected Davidson & Company LLP, a registered public accounting firm, as our independent auditors to examine and report to our stockholders on the consolidated financial statements of our Company and its subsidiaries for the fiscal year ending December 31, 2025. Representatives of Davidson are expected to be present at the virtual Meeting and will be given an opportunity to make a statement and will be available to respond to appropriate questions.
As a matter of good corporate governance, the Audit Committee has determined to seek stockholder ratification of its selection of Davidson as the Company’s independent auditors, although this is not required under Nevada law, the Company’s Articles or Bylaws, or SEC rules. If the stockholders do not ratify the selection of Davidson as the Company’s independent auditors for 2025, the Audit Committee will evaluate what would be in the best interests of the Company and its stockholders and consider whether to select new independent auditors. Even if the stockholders ratify the selection of Davidson, the Audit Committee, in its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
The following table provides information regarding the fees billed to us by Davidson in the fiscal years ended December 31, 2024 and December 31, 2023:

	For the fiscal years ended
	December 31, 2024	December 31, 2023
Audit Fees(1)	$1,155,091	$750,000
Audit Related Fees(2)	$285,440	$111,594
Tax Fees(3)	$28,231	$22,270
All Other Fees	—	—
Total Fees:	$1,468,762	$883,864

(1)	Audit Fees consist of audit of annual financial statements and review of quarterly financial statements.
(2)	Audit Related Fees consist of the review and consents associated with prospectus offerings.
(3)	Tax Fees consist of preparation fees associated with preparing corporate federal income tax returns.
Pre-Approval Policies and Procedures
The Audit Committee charter sets out procedures regarding the provision of non-audit services by the Company’s independent chartered professional accountants. This policy encourages consideration of whether the provision of services other than audit services is compatible with maintaining the auditor’s independence and requires Audit Committee pre-approval of permitted non-audit and non-audit related services.
All fees that were incurred in fiscal years 2024 and 2023 were pre-approved by the Audit Committee.
Majority Voting
The Company’s Bylaws provide that voting may be viva voce or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a Stockholder at any election and before the voting begins. Further, except as otherwise provided by law, the articles of incorporation, the Bylaws, or by any Preferred Stock Designation for a series of Preferred Stock, each full share of Common Stock is entitled to one vote and, when a quorum is present at the commencement of any meeting, a majority of the votes cast by shares present and entitled to vote, in person or by proxy, shall decide any question brought for approval before the Stockholders’ meeting, other than for election of Directors (as described in Proposal No. 1 under “Plurality Voting”). Fractional Stock is not entitled to any voting rights.
Unless a Stockholder directs that his, her or its shares of Common Stock be otherwise voted or abstain from voting in connection with the ratification of the appointment of Davidson as the Company’s independent registered public accounting firm, the proxy designees named in the enclosed Proxy Instrument intend to vote such proxies FOR the ratification of the appointment of Davidson as the Company’s independent registered public accounting firm.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DAVIDSON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2025 IN PROPOSAL NO. 3.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
The Board is not aware of any other matter to come before the Meeting other than as set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote the shares of Common Stock represented thereby in accordance with their best judgment on such matter.

REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing by Planet 13 Holdings Inc. under the Securities Act or the Exchange Act.
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its Stockholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
In connection with these responsibilities, the Audit Committee met with management and Davidson to review and discuss the financial statements for the fiscal year ended December 31, 2024. The Audit Committee has also discussed with Davidson, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Davidson its independence, and received from Davidson the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Davidson, with and without management present, the scope and results of Davidson’s audit of such financial statements.
Based on the Audit Committee’s discussions with management, review of Davidson’s letter and discussions with Davidson, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2024.

Audit Committee of the Board
Kevin Martin (Chair)
David Loop
Adrienne O’Neal

CORPORATE GOVERNANCE
The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”), which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. The Board believes that good corporate governance improves corporate performance and benefits all Stockholders and has reviewed the Company’s corporate governance practices in light of these guidelines. Nevada law provides considerable flexibility in the design of committees of the Board. The design of these committees is reflected in the charters adopted by the Board governing the committees and is consistent with, and permitted by, Nevada corporate law. A description of the Company’s corporate governance practices is set out below.
Board of Directors and Director Independence
The Board is currently comprised of five directors and it is proposed that five directors will be nominated at the Meeting.
NI 58-201 recommends that the board of directors of every listed company should consist of a majority of individuals who qualify as “independent” directors under National Instrument 52-110 – Audit Committees (“NI 52-110”), which provides that a director is independent if he or she has no direct or indirect “material relationship” with the company. “Material relationship” is defined as a relationship which could, in the view of the company’s board of directors, be reasonably expected to interfere with the exercise of a director’s independent judgment.
Currently, the Board consists of Robert Groesbeck, Larry Scheffler, David Loop, Adrienne O’Neal, and Kevin Martin, of whom, Robert Groesbeck, Larry Scheffler, and David Loop are considered “not independent”, as they are executive officers or a former executive officer (in the case of David Loop) of the Company. Each of the remaining two directors is considered by the Board to be “independent”, within the meaning of NI 52-110. In making the foregoing determinations, the circumstances of each director have been examined by the Board in relation to a number of factors.
Although the shares of Common Stock are not listed on any U.S. national securities exchange, we also use the definition of independence of Nasdaq to make the independence determination of our directors. Our Board of Directors is composed of two “independent directors” as defined under the rules of Nasdaq. Nasdaq Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Nasdaq Rule 5605(a)(2) provides that a director cannot be considered independent if:
•	the director is, or at any time during the past three (3) years was, an employee of the company;
•
the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•
the director or a family member of the director is a partner in, controlling Stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, Adrienne O’Neal and Kevin Martin are each independent directors. Ms. O’Neal and Mr. Martin are also considered independent and meet the other requirements under Nasdaq Rule 5605(c)(A)(2)(i),(ii),(iii) and (iv) applicable to audit committee members and under Nasdaq Rule 5605(2)(A) applicable to compensation committee members. We also meet the director independence requirements for the quotation of the shares of Common Stock on the OTCQX Best Market, being a minimum of two independent directors and a majority of the audit committee being comprised of independent directors. However, our shares of

Common Stock are not currently quoted or listed on any U.S. national exchange or interdealer quotation system that has a requirement that a majority of our Board be independent.
The Board facilitates its exercise of independent supervision over management through the independent directors on the Board. The independent directors may hold meetings at which non-independent directors and members of management are not in attendance in conjunction with meetings of the Board. The Board and its committees held 30 meetings in 2024. In 2024, each person serving as a director attended 100% of the total number of meetings of our Board and any committee on which he or she served.
Our directors are expected to attend the Meeting virtually or in person. Any director who is unable to attend the Meeting is expected to notify one of the co-Chairmen of the Board in advance of the Meeting. All of our directors then serving as a director attended the annual meeting of Stockholders in 2024 virtually or in person.
Other than the provisions of our Bylaws governing formal stockholder proposals to be considered at our annual meetings and provisions governing stockholder nominations for directors, we do not currently have a process for Stockholders to send communications to the Board. However, we welcome comments and questions from our Stockholders. Stockholders can direct communications to the Company at our principal executive offices or through our Investor Relations at ir@planet13holdings.com. The mailing address of our principal executive offices is 4675 West Teco Avenue, Suite 250, Las Vegas, Nevada 89118.
Board Leadership Structure
The Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with Robert Groesbeck and Larry Scheffler serving as our Co-Chairmen and our Co-Chief Executive Officers (“Co-CEOs”). We currently believe that each of Mr. Groesbeck and Mr. Scheffler serving in both capacities best serves the Company and suits the talents, expertise and experience that both people bring to the Company. The Board has not appointed a lead independent director.
Risk Oversight
The Board is responsible for identifying the principal risks of the Company’s business and reviewing the risk management systems implemented by management to effectively monitor and manage such risks. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Board fulfills its oversight role directly and through the operations of its various committees, including the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Our Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR+. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.
Orientation and Continuing Education
The Board has established the Corporate Governance and Nominating Committee, presently comprised of Kevin Martin and Adrienne O’Neal. Mr. Martin and Ms. O’Neal are independent within the meaning of NI 52-110. The Corporate Governance and Nominating Committee is appointed by and reports to the Board to assist the Company with the recruitment and education of new and current directors.
Pursuant to its charter, the Corporate Governance and Nominating Committee develops and annually reviews orientation and education programs for new directors and provides ongoing education for all directors. Upon joining the Board, each director is provided with an orientation briefing regarding the role of the Board, its committees and its directors, and the nature and operation of the Company’s current and past business. They are also provided with a copy of the Audit Committee charter, Corporate Governance and Nominating Committee charter, Compensation Committee charter and the Code of Ethics (as defined hereinafter).

The Board encourages directors to participate in continuing education opportunities in order to ensure that the directors maintain or enhance their skills and abilities as directors, and maintain a current and thorough understanding of the Company’s business.
Code of Ethics
Corporate governance is the structure and process used to direct and manage the business and affairs of a corporation with the objective of enhancing Stockholder value. The Board believes that the Company has in place corporate governance practices that are both effective and appropriate to the Company’s size and business operations. To facilitate meeting this responsibility, the Board seeks to foster and maintain a culture of ethical business conduct and social responsibility as critically important. The Board expects management to operate the business of the Company in a manner that enhances Stockholder value and is consistent with the highest level of integrity. The Board is expected to execute the Company’s business plan and to meet performance goals and objectives. The Board consistently strives to instill the Company’s principles into the practices and actions of the Board and the Company’s employees.
We have adopted the Code of Business Conduct and Ethics of Planet 13 Holdings Inc. (the “Code of Ethics”) to assist all directors, officers, employees, and where practical key consultants of the Company and its subsidiaries to maintain the highest standards of ethical conduct in business affairs.
A copy of the Code of Ethics can be found in the “Investors” section of our website under “Governance - Governance Documents” at https://investors.planet13.com/governance/governance-documents/. We intend to satisfy the disclosure requirements of the SEC regarding amendments to, or waivers from, the Code of Ethics, by posting such information on the same website.
Audit Committee
The Audit Committee assists the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by us to regulatory authorities and our Stockholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes. The current members of the Audit Committee include the following directors: Kevin Martin (Chair), Adrienne O’Neal, and David Loop. On May 10, 2023, Lee Fraser joined the Audit Committee, and between May 10, 2023 and February 7, 2024, the members of the Audit Committee were Lee Fraser, Adrienne O’Neal, and Larry Scheffler. On February 7, 2024, Kevin Martin joined the Company as an independent director and between February 7, 2024 and June 12, 2024, the members of the Audit Committee were Kevin Martin (Chair), Adrienne O’Neal, and Lee Fraser. On June 12, 2024, Lee Fraser resigned from the Board and Audit Committee and the Board appointed David Loop to the Board and to the Audit Committee. Since June 12, 2024, the members of the Audit Committee have been Kevin Martin (Chair), Adrienne O’Neal, and David Loop. Lee Fraser ceased to be an independent director on February 7, 2024 when he assumed the role of Chief Administrative Officer that resulted in his non-independence status. David Loop, as the Company’s former Co-President of Florida Operations, is also considered a non-independent director. David Loop resigned from his executive position on April 1, 2025 and now only serves as a director of the Company.
The overall purpose of the Audit Committee of the Company is to assist the Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company. The Audit Committee exists to ensure that management has designed and implemented an effective system of internal financial controls, to review and report on integrity of the consolidated financial statements of the Company and to review the Company’s compliance with regulatory and statutory requirements as they relate to financial statements, taxation matters and disclosure of material facts.
The Audit Committee held 5 meetings in 2024.
Audit Committee Charter
The Board adopted a written charter of the Audit Committee which is posted on the Company’s website at https://investors.planet13.com/governance/governance-documents/. The Audit Committee’s primary duties and responsibilities are to: (i) conduct reviews and discussions with management and the external auditors relating to the audit and financial reporting as are deemed appropriate by the Audit Committee; (ii) assess the integrity of internal controls and financial reporting procedures of the Company and ensure implementation of such controls and procedures; (iii) ensure appropriate standards of corporate conduct for senior financial personnel and employees and, if necessary, adopt a corporate code of ethics; (iv) review the quarterly and annual financial statements and related management’s discussion and analysis (“MD&A”) of the Company’s consolidated financial position and operating results and in the case of the annual financial statements & MD&A report thereon to the Board for approval of same; (v) select and monitor the independence and performance of the Company’s external auditors and approve their remuneration; (vi) provide oversight to related party transactions entered into by the Company; and (vii) provide oversight of all disclosure relating to financial statements, MD&A and information derived therefrom. The Audit Committee is responsible for inquiring of management and the external auditors about significant risks or exposures, both internal and external to which the Company may be subject and assessing the steps management has taken to minimize such risks. The Audit Committee is also responsible for establishing and implementing procedures in respect of complaints and submissions relating to accounting matters and the approval of non-audit services by the external auditors.
Composition of the Audit Committee
The Audit Committee has been constituted to oversee the financial reporting processes of the Company and is presently comprised of two independent directors, namely Mr. Martin (Chair) and Ms. O’Neal and one non-independent director, namely Mr. Loop within the meaning of NI 52-110 and within the meaning of Nasdaq Rule 5605(a)(2) and under Nasdaq Rule 5605(c)(A)(2)(i),(ii),(iii) and (iv) applicable to audit committee members. Mr. Loop is not considered independent as he was formerly the Company’s Co-President of Florida Operations from May 9, 2024 until April 1, 2025. Each member of the Audit Committee is financially literate and possesses extensive financial knowledge, experience and comprehension of financial statements. Mr. Martin is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act.
Relevant Education and Experience
Each member of the Audit Committee, current and proposed, has experience relevant to his or her responsibilities as an Audit Committee member and is financially literate.
Kevin Martin. Mr. Martin holds a Bachelor of Commerce degree and a Master’s degree in Accounting, both from Concordia University. Mr. Martin joined Planet 13 as an independent director in February 2024. Since November 2020, Mr. Martin has held an audit leadership role at HSS Enterprises. Previously, from 2005 to 2020, Mr. Martin held senior risk and audit leadership roles at multinational private and public companies, including Irving Oil, Endeavour Mining Corporation, which operates gold mines in West Africa, and The Heico Companies LLP, which manufactures steel, heavy equipment and industrial construction. Mr. Martin is a Chartered Public Accountant and Certified Fraud Examiner, and he has a Certification in Risk Management Assurance.
Adrienne O’Neal. Ms. O’Neal holds a B.S. Marketing and a M.S. Marriage and Family Therapy degree from the University of Nevada. She has been the owner of Las Vegas Counselor LLC since 2004, where she provides marriage and family therapy services. Prior to 2004, Ms. O’Neal was an Account Manager at R&R Partners for a total of 13 years. In addition, Ms. O’Neal has created and managed marketing budgets for companies and agencies including Del Webb, the Southern Nevada Water Authority and the Clark County School District. Ms. O’Neal has successfully passed the Series 7 exam, an exam which measures the degree to which a candidate possesses the knowledge needed to perform the critical functions of a general securities representative, including sales of corporate securities, municipal securities, investment company securities, variable annuities, direct participation programs, options and government securities, administered by the Financial Industry Regulatory Authority. From June 2017 to February 2021, Ms. O’Neal was appointed by former State of Nevada Governor Brian Sandoval to the Nevada State Board of Marriage & Family Therapy and Clinical Professional Counselors. Ms. O’Neal is also a part-time instructor at the UNLV School of Medicine’s Marriage and Family Therapy Graduate Program.
David Loop. Mr. Loop has been a director of the Company since June 2024, following the Company’s acquisition of VidaCann LLC. Mr. Loop has spent his entire career in the horticulture industry, beginning with Loop’s Nursery & Greenhouses in 1980 where he has held the position of Chief Executive Officer since 1980. Founded in 1949, Loop’s Nursery used environmentally friendly, best management practices to become the largest supplier of potted plants to the supermarket industry in the southeast. Taking over as CEO in 1983, Mr. Loop became an industry leader through the introduction of new varieties and production techniques, growing Loop’s Nursery into one of the top 100 greenhouse facilities in the US. Mr. Loop was instrumental in the founding of VidaCann in 2017 by gaining one of the first medical cannabis licenses in the state of Florida and paving the way for greenhouse grown cannabis practices. Mr. Loop currently sits on the Board of Directors for Aris Horticulture, a position he has held since 2022 and on the

Advisory Board of North Florida Farm Credit, a position he has held since 2020, and is a member of the Jacksonville Civic Council. He graduated with a Bachelor of Science in Economics and a Bachelor of Science in Horticulture from North Carolina State University.
Audit Committee Oversight
At no time since the commencement of the Company’s most recently completed fiscal year did the Board decline to adopt a recommendation of the Audit Committee, or to nominate/compensate an external auditor.
Corporate Governance and Nominating Committee
The corporate governance and nominating committee (the “CG&N Committee”) assists us in fulfilling our corporate governance responsibilities under applicable law and is responsible for reviewing and assessing the effectiveness of the Board, evaluating the Board and its directors and making policy recommendations aimed at enhancing Board effectiveness. In addition to assisting us with the recruitment and education of new and current directors, the CG&N Committee reports to the Board to assist us in identifying and recommending individuals qualified to become members of the Board and evaluating the Board and its directors. The current members of the CG&N Committee are: Adrienne O’Neal (Chair) and Kevin Martin. Mr. Martin and Ms. O’Neal are independent within the meaning of NI 52-110 and within the meaning of Nasdaq Rule 5605(a)(2). On May 10, 2023, Lee Fraser joined the CG&N Committee, and between May 10, 2023 and February 7, 2024, the members of the CG&N Committee were Lee Fraser and Adrienne O’Neal. Mr. Fraser stepped down from the CG&N committee on February 7, 2024, when he assumed the role of Chief Administrative Officer that resulted in him no longer being an independent director. Since February 7, 2024, the members of the CG&N Committee have been Adrienne O’Neal (Chair) and Kevin Martin.
The Board adopted a written charter of the CG&N Committee which is posted on the Company’s website at https://investors.planet13.com/governance/governance-documents/. Pursuant to its charter, the CG&N Committee is responsible for certain activities including to:
•
develop qualification criteria for Board members and determine Board size (considering goals for Board composition and individual qualifications), and evaluate potential candidates in accordance with established criteria and in consultation with the Chair of the Committee and the Co-CEOs;

•	review and respond to director nominations or recommendations submitted in writing by the Company’s Stockholders;
•
annually (and more frequently, if appropriate) recommend to the Board candidates for presentation to the Stockholders at each annual meeting of Stockholders and one or more nominees for each vacancy on the Board that occurs between annual meetings of Stockholders;

•	encourage diversity in the composition of the Board;
•	develop and annually review orientation and education programs for new directors and provide ongoing education for all directors; and
•	recommend to the Board qualified members of the Board for membership on committees of the Board and recommend a qualified member(s) of the Board to Chair the Board.
The CG&N Committee will consider all qualified director candidates identified by various sources, including members of the Board of Directors, management and Stockholders. Candidates for directors recommended by Stockholders will be given the same consideration as those identified from other sources. Any Stockholder who wishes to recommend a candidate for consideration by the CG&N Committee as a nominee for director should follow the procedures described in Proposal No. 1 under “Advance Notice Policy” in this Proxy Statement. Please also see the procedure described under “Stockholder Proposals and Director Nominations” in this Proxy Statement. The CG&N Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors.
The CG&N Committee held 6 meetings in 2024.
Compensation Committee
The Board has established a compensation committee (the “Compensation Committee”), currently composed of Adrienne O’Neal (Chair), Kevin Martin, and David Loop. Mr. Martin and Ms. O’Neal are independent within the meaning of NI 52-110 and within the meaning of Nasdaq Rule 5605(a)(2) and Nasdaq Rule 5605(2)(A) applicable to compensation committee members and Mr. Loop is non-independent within the meaning of NI 52-110 and within the meaning of Nasdaq Rule 5605(a)(2) and under Nasdaq Rule 5605(2)(A) applicable to compensation committee members. Mr. Martin and Ms. O’Neal further qualify as non-employee directors for the purposes of Rule 16b-3 under the Exchange Act. On May 10, 2023, Lee Fraser joined the Compensation Committee, and between May 10, 2023 and February 7, 2024, the members of the Compensation Committee were Lee Fraser and Adrienne O’Neal. Mr. Fraser stepped down from the Compensation Committee on February 7, 2024, when he assumed the role of Chief Administrative Officer that resulted in him no longer being an independent director. Between February 7, 2024 and April 1, 2025, the members of the Compensation Committee were Adrienne O’Neal (Chair) and Kevin Martin. On April 1, 2025, David Loop joined the Compensation Committee on April 1, 2025, after resigning from his executive role with the Company. David Loop does not meet the definition of independent within the meaning of NI 52-110 and within the meaning of Nasdaq Rule 5605(a)(2) and Nasdaq Rule 5605(2)(A) applicable to compensation committee members. Since April 1, 2025, the members of the Compensation Committee have been Adrienne O’Neal (Chair), Kevin Martin, and David Loop.
The Board as a whole determines the level of compensation in respect of our senior executives. The Compensation Committee is appointed by and reports to the Board. The Compensation Committee, on behalf of the Board, establishes policies with respect to the compensation of our Co-CEOs, Chief Financial Officer and other senior executive officers. The Compensation Committee assists the Board in discharging the Board’s oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the Co-CEOs, with the skills and expertise needed to enable us to achieve our goals and strategies at fair and competitive compensation and appropriate performance incentives.
The Board is of the view that the members of the Compensation Committee collectively have the knowledge, skills, experience and background to make decisions on the suitability of the Company’s compensation policies and practices. A description of such skills and experience for Mr. Martin and Ms. O’Neal is set out in this Proxy Statement under the heading “Audit Committee- Relevant Education and Experience.”
The Board has adopted a written charter of the Compensation Committee, which is posted on the Company’s website at https://investors.planet13.com/governance/governance-documents/. Pursuant to its charter, the Compensation Committee is responsible for certain activities including to:
•
annually review and approve corporate goals and objectives relevant to the Co-CEOs and other senior executive officers’ compensation, evaluate the performance of the Co-CEOs and each senior executive officer’s performance in light of those goals and objectives, and recommend to the Board for approval the compensation level for the Co-CEOs and each senior executive officer based on this evaluation. In determining such compensation, the Committee will consider the Company’s performance and relative Stockholder return and the compensation of Co-CEOs and senior executive officers at comparable companies. Additionally, the Committee may consider input from the Co-CEOs on senior executive compensation, but the Co-CEOs may not provide input with respect to his or her own compensation;

•	review and approve the perquisites and supplemental benefits granted to the Co-CEOs and senior executive officers;
•
annually review the compensation systems that are in place for employees of the Company in order to ensure the fairness and appropriateness of the compensation of all employees, including incentive compensation plans and equity-based plans;

•
administer and make recommendations to the Board regarding the adoption, amendment or termination of the Company’s incentive compensation plans and equity-based plans (including specific provisions) in which the Co-CEOs and senior executive officers may participate;

•	ensure that all necessary Stockholder and regulatory approvals have been obtained for equity-based compensation plans;
•	recommend to the Board compensation and expense reimbursement policies for directors;
•	review and approve employment agreements, severance arrangements and change in control agreements and other similar arrangements for the Co-CEOs and senior executive officers;

•	compare on an annual basis the total remuneration (including benefits) and the main components thereof for the senior executive officers with the remuneration practices in the same industry;
•
establish levels of director compensation, including retainers, meeting fees, equity-based plans and other similar components of director compensation for Board approval, based on reviews of director compensation of comparable companies;

•	review and reassess the adequacy of the Compensation Committee charter annually and recommend any proposed changes to the CG&N Committee for its approval;
•	review and recommend to the Board for its approval disclosure regarding executive and director compensation in this Proxy Statement and in any offering documents prior to their public release; and
•	review and make recommendations to the Board on the number and frequency of stock option grants to employees.
The Compensation Committee held 2 meetings in 2024.
Compensation Oversight
The Compensation Committee, in reliance on analysis provided by an outside consultant engaged by the Company, the Bedford Consulting Group, annually evaluates the risk profile of our executive and broad-based employee compensation programs. In its evaluation for our 2024 fiscal year, the Compensation Committee reviewed our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers or employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. Based on management’s assessment of our current programs, including analysis provided by an outside consultant, the Compensation Committee concluded that our 2024 executive compensation plans were designed in a manner to:
•	achieve a balance of short- and long-term performance aligned with key stakeholder interests;
•	discourage executives from taking unnecessary or excessive risks that would threaten the reputation and sustainability of the Company; and
•	encourage appropriate assumption of risk to the extent necessary for competitive advantage purposes.
Fairness and Valuation Opinion
The Company engaged an outside consultant, Evans & Evans, Inc. (“Evans & Evans”) in connection with its acquisition of VidaCann, LLC, which closed on May 9, 2024. The Board received a fairness opinion from Evans & Evans to the effect that, in its opinion, and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be paid by the Company was fair, from a financial point of view, to the Company’s shareholders. The fee paid to Evans & Evans in connection with the delivery of its fairness opinion was not contingent on the successful implementation of the transaction.
For additional details, see the Company’s current reports on Form 8-K filed on January 22, 2024, March 4, 2024, April 29, 2024, May 7, 2024, May 9, 2024, May 14, 2024, May 23, 2024, June 18, 2024, July 5, 2024; the Company’s current report on Form 8-K/A filed on July 24, 2024; the Company’s quarterly reports on Form 10-Q filed on May 9, 2024, August 8, 2024 and November 8, 2024, and the Company’s annual report on Form 10-K for the year ended December 31, 2024 filed on March 26, 2025.
Board Diversity
In accordance with the written mandate of the Board and the charter of the CG&N Committee, in identifying and selecting director nominees, the Company values diversity and more specifically individuals from diverse backgrounds who reflect the changing population demographics of the markets in which the Company operates and of each gender; and when considering recommendations for nomination to the Board, the Board is required to consider diversity including gender, age, ethnicity and geographic background among the many other factors taken into consideration during the search process. The Company also considers among other things, the qualifications, personal qualities, business background and relative experience of individual candidates as well as the overall composition of the Board or executives with a view to identifying and selecting the best and most complementary candidates.

Family Relationships
There are no family relationships between any director or executive officer of the Company.
Involvement in Certain Legal Proceedings
Our directors and our executive officers have not been involved in any of the following events during the past ten years:

1.	bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

5.
Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:(i) Any Federal or State securities or commodities law or regulation; or(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Insider Trading Policy
We have adopted a timely disclosure confidentiality and insider trading policy (“Insider Trading Policy”), governing the purchase, sale and other transactions in our securities that applies to our directors, executive officers, employees, and other covered persons, including agents, and independent contractors (who are engaged in an employee like capacity), any person or company responsible for a principal business unit, division or function of the Company, 10% shareholders of the Company, a major subsidiary of the Company, and persons in a special relationship with the Company, (together the “Covered Persons”) all as defined in Schedule “A” of the Insider Trading Policy.
The Insider Trading Policy prohibits, among other things, insider trading and certain speculative transactions in our securities (including short sales (other than selling in advance of an option exercise where the options will be used to immediately cover the short position) and buying or selling put or call options) and establishes a regular blackout period schedule (as described below) during which Covered Persons may not trade in the Company’s securities, as well as certain pre-clearance procedures that all directors and executive officers, and from time to time additional employees or independent contractors, must observe prior to effecting any transaction in our securities.
The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

Persons in a special relationship with the Company include (a) a person or company that is an insider, affiliate, or associate of (i) the Company, (ii) a person or company that is proposing to make a take-over bid, as defined in the Part XX of the Securities Act (Ontario), for the securities of the Company, or (iii) a person or company that is proposing to become a party to a reorganization, amalgamation, merger or arrangement or similar business combination with the Company or to acquire a substantial portion of its property; (b) a person or company that is engaging in or proposes to engage in any business or professional activity with or on behalf of the Company or with or on behalf of a person or company described in subclause (a)(ii) or (iii) above; (c) a person who is a director, officer or employee of the Company or of a person or company described in subclause (a)(ii) or (iii) or clause (b) above (including, without limiting the generality of the foregoing, each director, officer, employee or consultant); (d) a person or company that learned of material information with respect to the Company while the person or company was a person or company described in clause (a), (b) or (c); or (e) a person or company that learns of material information with respect to the Company from any other person or company described in this definition, including a person or company described herein in clause (e), and knows or ought reasonably to have known that the other person or company is a person or company in such a relationship.
The Insider Trading Policy prohibits persons in a special relationship with the Company from purchasing or selling or otherwise monetizing any securities of the Company, including its shares of common stock, warrants, trust units, restricted voting shares, restricted share units, preference shares, debentures, options or other securities exchangeable or exercisable into shares of common stock, as well as exchange-traded options or other derivative securities that are not issued by the Company, but are based on securities of the Company, while in possession of undisclosed material non-public information.
The policy also sets out particular blackout periods during which no trading may typically occur, including (i) before a scheduled material announcement is made; (ii) before an unscheduled material announcement is made; and (iii) for a specific period of time after a material announcement (scheduled or unscheduled) has been made. Additionally, all directors and officers of the Company are prohibited from trading in the Company’s securities without first obtaining pre-clearance from either a Co-Chief Executive Officer or the Chief Financial Officer of the Company, regardless of whether a blackout period is in effect. The Company may also from time to time, require compliance with the pre-clearance process from additional employees or consultants.
The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy. Our insider trading policy is filed as Exhibit 19 to our most recent annual report on Form 10-K filed on March 26, 2025.

EXECUTIVE OFFICERS
The following table provides certain information regarding our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Robert Groesbeck	64	Co-Chief Executive Officer
Larry Scheffler	74	Co-Chief Executive Officer
Dennis Logan	57	Chief Financial Officer
Lee Fraser	47	Chief Administrative Officer
Chris Wren	42	Vice President Operations

Executive Officer Biographies
Information about Robert Groesbeck and Larry Scheffler, our Co-CEOs is set forth above under Proposal No. 1.
Dennis Logan has served as Chief Financial Officer of the Company since June 2018. He is currently the part-time Chief Financial Officer of BTU Metals Corp. (TSX-V: BTU), a junior exploration company, since August 2017, and is the part-time Chief Financial Officer of Sterling Metals Corp. (TSX-V: SAG), a mineral exploration company, since September 2017. Previously, Mr. Logan was the Chief Financial Officer, Director and Corporate Secretary of Almonty Industries Inc., a tungsten mining and processing company (TSX-V: AII), from September 2011 until March 2017. Mr. Logan was also the Chair of the Audit Committee of Magna Terra Minerals Inc. (TSX-V: MTT), a precious metals focused exploration company, from September 2017 until May 2021. From June 2015 until April 2018, he served as the Chairman of the Audit Committee of Eurocontrol Technics Group Ltd. (TSX-V: EUO), a detection and marking systems developer. Mr. Logan started his career in finance and accounting at Ernst & Young LLP in 1992.
Lee Fraser has served as Chief Administrative Officer of the Company since February 2024 and as a director of the Company since May 2023. Since January 2022, Mr. Fraser has provided CFO consulting services for family office owned private businesses. Mr. Fraser held leadership roles at Fox Corp. from July 2019 through December 2021, and at Warner Bros. from February 2007 through July 2019, developing business strategies and managing construction and real estate portfolios for both companies. At Warner Bros. he was directly responsible for financial oversight of the worldwide Harry Potter Tour, and the Harry Potter Flagship Retail Stores. Mr. Fraser’s expertise also includes corporate finance and financial planning at Gemstar-TV Guide from January 2006 through the sale of the company in 2007 and Waste Management Inc. from 2001 to 2005. He started his career in 1998 at Ernst & Young, LLP in Canada before moving to PricewaterhouseCoopers, LLP in Boston, Massachusetts, finishing there in 2001. He holds an MBA from UCLA and a Bachelor of Commerce degree from the University of Ottawa. Mr. Fraser is an experienced operational finance leader with a strong background in audit, strategic planning, financial transformations, and project management. He has managed publicly traded and private family businesses for over 20 years, with international experience in various industries. Mr. Fraser excels in analyzing profitability, driving margin improvement, and ensuring regulatory compliance. He is skilled in managing large-scale construction projects and diverse teams across different time zones.
Chris Wren has been the Vice President Operations of the Company since March 2014 and is responsible for the oversight of all production and cultivation operations. He possesses more than 18 years of cannabis industry cultivation and extraction experience. Mr. Wren also managed the construction of the Company’s dispensary, the Clark County cultivation facility and the Beatty complex, as well as design and implementation of the Company processes at those facilities. Mr. Wren is an internationally recognized cannabis horticulturist and has won several awards for his cultivation efforts, including first place in the 2015 International Cannagraphic Growers Cup.

EXECUTIVE COMPENSATION
In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how our compensation program is structured for the Co-CEOs and NEOs, as defined below.
Compensation Committee
The Board as a whole determines the level of compensation in respect of our senior executives. The Compensation Committee is appointed by and reports to the Board. The Compensation Committee, on behalf of the Board, establishes policies with respect to the compensation of our Co-CEOs, CFO and other senior executive officers. The Compensation Committee assists the Board in discharging the Board’s oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the Co-CEOs, with the skills and expertise needed to enable us to achieve our goals and strategies at fair and competitive compensation and appropriate performance incentives.
The Compensation Committee is responsible to review and approve corporate goals and objectives relevant to the Co-CEOs and other senior executive officers’ compensation, evaluate the performance of the Co-CEOs and each senior executive officer’s performance in light of those goals and objectives, and recommend to the Board for approval the compensation level each senior executive officer based on this evaluation. The Compensation Committee is also responsible for the review of our compensation systems in order to ensure the fairness and appropriateness of the compensation of senior executive officers that may participate, including incentive compensation plans and equity-based plans.
Named Executive Officers
For the purpose of this Proxy Statement, a named executive officer (“NEO”) of the Company means each of the following individuals:
•	each Co-CEO of the Company;
•	the two most highly compensated executive officers other than the Co-CEOs who were serving as executive officers at the end of the last completed fiscal year; and
•
up to two additional individuals for whom disclosure would have been provided under the above but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year.

For the year ended December 31, 2024, we had five NEOs: Larry Scheffler, Co-CEO; Robert Groesbeck, Co-CEO; Dennis Logan, Chief Financial Officer; Chris Wren, Vice President, Operations; and Lee Fraser, Chief Administrative Officer.
Elements of Compensation
In determining such compensation, the Compensation Committee will consider our performance and relative Stockholder return and the compensation of CEOs and other senior executive officers at comparable companies. Additionally, the Compensation Committee may consider input from the Co-CEOs on senior executive compensation, but the Co-CEOs may not provide input with respect to their own compensation.
A combination of fixed and variable compensation is used to motivate executives to achieve overall company goals.
The basic components of the executive compensation program are:
1.
Base Salary. Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty and retain executives. In determining the base level of compensation for the executive officers, weight is placed on the following objective factors: the particular responsibilities related to the position; salaries or fees paid by companies of similar size in the industry; level of experience and expertise; and subjective factors such as leadership, commitment and attitude.

2.
Short-Term Incentive Compensation. The short-term incentive compensation is intended to reward an executive officer for his or her yearly individual contribution and performance of personal objectives in the context of our overall annual performance. The short-term incentive compensation is designed to motivate executives annually to achieve their predetermined objectives. In determining compensation and, in particular, short-term incentive compensation, the Compensation Committee and the Board consider factors over which the executive officer can exercise control, such as their role in identifying and completing acquisitions and integrating such acquisitions into our business, meeting any budget targets established by controlling costs, taking successful advantage of business opportunities and enhancing our competitive and business prospects.
For 2024, the Compensation Committee adopted a short-term incentive compensation component with a payout scale ranging from zero to up to 120% of target for the Co-CEOs and up to 72% of target for the other NEOs, in each case depending on the level of achievement of objectives. The payout under the short-term incentive compensation was based on corporate objectives (80% for Co-CEO’s and 60% for other NEOs) and individual objectives (20% for Co-CEOs and 40% for other NEOs).
3.
Stock Options. Stock options are a form of long-term equity incentive compensation granted from time to time to align executives’ interests with those of the Company and its Stockholders and reward executives for their contribution to the creation of Stockholder value. Participants benefit only if the market value of our shares of Common Stock at the time of the stock option exercise is greater than the exercise price. In establishing the number of stock options that may be granted, reference is made to the recommendations made by the Compensation Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly-traded companies of similar size in the same business as us. The Compensation Committee and the Board also consider previous grants of stock options and the overall number of stock options that are outstanding relative to the number of outstanding securities in determining whether to make any new grants and the size and terms of any such grants. With respect to executive officers, the Compensation Committee and the Board also consider the level of effort, time, responsibility, ability, experience and level of commitment of the executive officer in determining the level of long-term equity incentive awards. With respect to directors, the Compensation Committee and the Board also consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the Board members in determining the level of long-term equity incentive awards.

4.
Restricted Share Units. Restricted Share Units (“RSUs”) are a form of long-term equity incentive compensation granted from time to time to align executives’ interests with those of the Company and its Stockholders and to attract and retain executives. RSUs are notional shares of Common Stock that have the same value as shares of Common Stock, and earn dividend equivalents as additional RSUs, at the same rate as dividends paid on Common Shares. No dividend equivalents will vest unless the associated RSUs also vest. In determining new grants of RSUs, the Compensation Committee and the Board consider factors similar to those contemplated when making new grants of stock options.

It is expected that stock options and RSUs held by management will be taken into consideration by the Compensation Committee at the time of any subsequent grants under the compensation plan in determining the amount or terms of any such subsequent award grants. The Compensation Committee will further consider the base salary, bonuses and competitive market factors. The size of a grant of an award is anticipated to be proportionate to the deemed ability of the individual to make an impact on our success, as determined by the Board.
We do not have a defined benefit plan, defined contribution plan, deferred compensation or pension or retirement plan applicable to our NEOs and no plans are currently in place in respect of change of control or termination.
Financial Instruments and Hedging
As of the date hereof, the Company does not have a formal policy that restricts the purchase by its NEOs, directors or other employees of financial instruments (including prepaid variable forward contracts, equity swaps, collars or units of exchange funds) that are designed to hedge or offset a decrease in the market value of equity securities granted as compensation or held, directly or indirectly, by the NEO, director or employee. To the knowledge of the Company, none of the NEOs or directors have purchased any such financial instruments. The Company will continue to review whether a formal policy in this regard is necessary or advisable as the Company continues to execute its business plan and gain further market visibility.

Summary Compensation Table
The following table is a summary of annual compensation paid, or recognized as an expense in accordance with Accounting Standards Codification (“ASC”) Topic 718 (Compensation - Stock Compensation), to the NEOs for our two most recently completed fiscal years, December 31, 2024 and December 31, 2023. All amounts are expressed in US Dollars:

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(2)	Total ($)
Larry Scheffler Co-Chief Executive Officer	2024	500,000	—	—	—	312,500(3)	—	51,248(4)	863,748
	2023	500,000	—	—	—	0	—	57,407	557,407

Robert Groesbeck Co-Chief Executive Officer	2024	500,000	—	—	—	312,500(3)	—	51,248(5)	863,748
	2023	500,000	—	—	—	0	—	68,429	568,429

Dennis Logan Chief Financial Officer	2024	300,000	—	—	—	150,000(3)	—	19,676(6)	469,676
	2023	300,000	—	—	—	0	—	20,914	320,914

Chris Wren Vice President of Operations	2024	415,000	—	—	—	103,750(3)	—	47,100(7)	565,850
	2023	415,000	—	—	—	0	—	58,414	473,414

Lee Fraser Chief Administrative Officer	2024	261,922(1)	—	101,852	—	150,000(3)	—	31,198(8)	544,972
	2023	0	—	—	—	0	—	0	0

Notes:
(1)
Lee Fraser, Chief Administrative Officer, assumed his role as of February 7, 2024, and is one of the two most highly compensated executive officers other than the Co-CEOs. Mr. Fraser’s annual salary beginning at his February 7, 2024 appointment is $300,000.

(2)
The values provided for Mr. Logan in this column are converted to US Dollars using the average exchange rate for the year indicated as provided by the Bank of Canada. For 2023 USD$1.00=CAD$1.3495 and for 2024 USD$1.00=CAD$1.4416.

(3)
The amounts listed for 2024 non-equity incentive compensation plan are amounts accrued for 2024. Non-equity incentive plan compensation is weighted 80% for each Co-CEO and 60% for other executive officers and 20% for each Co-CEO and 40% for other executive officers, for corporate objectives and key metrics applicable to the executive, respectively, and is reviewed and approved by the Compensation Committee before payment.

(4)	The amounts consist of car allowance ($29,608 for each of 2024 and 2023) and health benefits ($21,640 for 2024 and $27,800 for 2023).
(5)	The amounts consist of car allowance ($29,608 for each of 2024 and 2023) and health benefits ($21,640 for 2024 and $38,822 for 2023).
(6)	The amounts consist of car allowance ($13,017 for 2024 and $13,800 for 2023) and health benefits ($6,659 for 2024 and $7,114 for 2023).
(7)	The amounts consist of car allowance ($15,170 for each of 2024 and 2023) and health benefits ($31,930 for 2024 and $43,244 for 2023).
(8)	The amounts consist of car allowance ($13,906 for 2024 and $0 for 2023) and health benefits ($17,292 for 2024 and $0 for 2023).
Narrative Discussion
For a summary of the significant terms of each NEO’s employment agreement or arrangement, please see below under the heading “Employment Agreements and Termination and Change of Control Benefits.”
Outstanding Equity Awards at Fiscal Year-End Table
Employment Agreements and Termination and Change of Control Benefits
Summary of Employment Agreements
Larry Scheffler
In June 2018, we entered into an employment agreement with Larry Scheffler, our Co-CEO, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Scheffler, which for the fiscal year ended December 31, 2024, was USD$500,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Scheffler is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in our 2023 Equity Incentive Plan, approved by a vote of our shareholders at the 2023 Meeting and other equity plans in effect from time to time. If Mr. Scheffler’s employment is terminated by us with “cause” or by Mr. Scheffler without “good reason” (as such terms are defined in the agreement), we will pay Mr. Scheffler any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Scheffler’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Scheffler’s employment is terminated by us without cause or by Mr. Scheffler for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Scheffler his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Scheffler shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non- solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Scheffler’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Scheffler extending the term through December 31, 2025.
Robert Groesbeck
In June 2018, we entered into an employment agreement with Robert Groesbeck, our Co-CEO, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Groesbeck, which for the fiscal year ended December 31, 2024, was USD$500,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Groesbeck is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Equity Incentive Plan and other equity plans in effect from time to time. If Mr. Groesbeck’s employment is terminated by us with “cause” or by Mr. Groesbeck without “good reason” (as such terms are defined in the agreement), we will pay Mr. Groesbeck any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Groesbeck’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Groesbeck’s employment is terminated by us without cause or by Mr. Groesbeck for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Groesbeck his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Groesbeck shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Groesbeck’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Groesbeck extending the term through December 31, 2025.
Dennis Logan
n June 2018, we entered into an employment agreement with Dennis Logan, our Chief Financial Officer, which agreement was amended in January 2019, for an initial term of five years. The amended agreement provides for payment of an annual base salary to Mr. Logan, which for the fiscal year ended December 31, 2024, was USD$300,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Logan is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Equity Incentive Plan and other equity plans in effect from time to time. If Mr. Logan’s employment is terminated by us with “cause” or by Mr. Logan without “good reason” (as such terms are defined in the agreement), we will pay Mr. Logan any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Logan’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Logan’s employment is terminated by us without cause or by Mr. Logan for good reason, including upon the change of control of the Company, we will, for a period of 18 months from the date of termination, continue to pay Mr. Logan his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Logan shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Logan’s employment.
Lee Fraser
In February 2024, we entered into an employment agreement with Lee Fraser, our Chief Administrative Officer, for an initial term through December 31, 2025. The agreement provides for payment of an annual base salary to Mr. Fraser, which, beginning with the fiscal year ended December 31, 2024, will be USD$300,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Fraser is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Equity Incentive Plan and other equity plans in effect from time to time. If Mr. Fraser’s employment is terminated by us with “cause” or by Mr. Fraser without “good reason” (as such terms are defined in the agreement), we will pay Mr. Fraser any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Fraser’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Fraser’s employment is terminated by us without cause or by Mr. Fraser for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Fraser his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Fraser shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would remain outstanding and would vest or be forfeited in accordance with the terms of the applicable award agreements. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Fraser’s employment.
Chris Wren
In June 2018, we entered into an employment agreement with Chris Wren, our Vice President of Operations, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Wren, which for the fiscal year ended December 31, 2024, was USD$415,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Wren is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Equity Incentive Plan and other equity plans in effect from time to time. If Mr. Wren’s employment is terminated by us with “cause” or by Mr. Wren without “good reason” (as such terms are defined in the agreement), we will pay Mr. Wren any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Wren’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Wren’s employment is terminated by us without cause or by Mr. Wren for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Wren his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Wren shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Wren’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Wren extending the term through December 31, 2025.
Domestication
On September 15, 2023 (the “Effective Date of the Domestication”), the Company filed articles of domestication (“Articles of Domestication”) and articles of incorporation (“Articles of Incorporation”) with the Secretary of State of the State of Nevada and changed its jurisdiction from the Province of British Columbia in Canada, to the

State of Nevada in the United States (the “Domestication”), pursuant to a court-approved plan of arrangement (the “Plan of Arrangement”). A special resolution to approve the Domestication was submitted to a vote at the 2023 Meeting, and approved by the shareholders of the Company when it was a British Columbia company (“Planet 13 BC”). On August 3, 2023, the Supreme Court of British Columbia, Canada, issued its final order regarding the Domestication.
On the Effective Date of the Domestication, (i) each outstanding option to purchase common shares of Planet 13 BC was for all purposes deemed to be one outstanding option to purchase an equal number of shares of Common Stock of the Company at the same exercise price per share and otherwise the same terms and conditions under the Stock Option Plan (as defined below); and (ii) each outstanding restricted share unit to receive common shares of Planet 13 BC was for all purposes deemed to be one outstanding restricted share unit to receive an equal number of shares of Common Stock of the Company and otherwise with the same terms and conditions under the Amended and Restated Share Unit Plan (as defined below).
Summary of the 2023 Equity Incentive Plan
Effective September 15, 2023, the Company adopted, after receiving Stockholder approval at the 2023 Meeting, the 2023 Equity Incentive Plan that enables the grant of stock options and restricted stock units. The 2023 Equity Incentive Plan replaced the Prior Plans. The Prior Plans continue to govern awards previously granted under them being, 417,922 stock options only that remain outstanding under the Stock Option Plan as of the Record Date.
For a summary of the material terms of the 2023 Equity Incentive Plan, please see above under the heading “Material terms of the 2023 Equity Incentive Plan” under “PROPOSAL NO. 2: INCREASING THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2023 EQUITY INCENTIVE PLAN TO 32,000,000 SHARES OF COMMON STOCK” in this Proxy Statement.
Summary of the Prior Plans
As the Stock Option Plan continues to govern awards previously granted under it and the Amended and Restated Share Unit Plan did until March 22, 2024, they are summarized below as they operated when they were in effect.
Summary of the Stock Option Plan
On May 22, 2018, the Company adopted and received shareholder approval of an incentive stock option plan (the “Stock Option Plan”), pursuant to which the Board could, from time to time, in its discretion, grant to directors, officers, employees and or eligible contractors of the Company (collectively, the “Eligible Persons”), options to purchase common shares (“Common Shares”) of Planet 13 BC (“Stock Options”). The purpose of the Stock Option Plan was to advance the interests of the Company by granting Stock Options to Eligible Persons as an incentive to: (i) dedicate their efforts to advancing the success of the Company; (ii) encourage them to remain with Company or its affiliates; and (iii) attract new directors, employees, officers and service providers.
The Stock Option Plan provided for a floating maximum limit of Stock Options to purchase ten percent (10%) of the outstanding Common Shares, as permitted by the policies of the Canadian Securities Exchange (“CSE”) in combination with National Instrument 45-106 Prospectus Exemptions, provided that the number of Common Shares reserved for issuance under the Stock Option Plan, in combination with the aggregate number of Common Shares issuable under all of the Company’s other equity incentive plans (including the Amended and Restated Share Unit Plan (as defined hereinafter)), did not exceed ten percent (10%) of the issued and outstanding Common Shares from time to time, calculated on a non-diluted basis. The maximum number of Common Shares which could be reserved for issuance pursuant to Stock Options to any one person under the Stock Option Plan was five percent (5%) of the Common Shares issued and outstanding at the time of the grant, calculated on a non-diluted basis, less the aggregate number of Common Shares reserved for issuance to such person under any other security-based compensation arrangement of the Company (including the Amended and Restated Share Unit Plan). The Stock Option Plan complied with Section 2.25 of National Instrument 45-106 - Prospectus Exemptions. As of the Record Date, Stock Options to purchase a total of 2,174,425 Common Shares had been issued to employees and eligible contractors of the Company of which 417,922 Stock Options remain outstanding.
The maximum number of Common Shares issuable pursuant to the Stock Option Plan and any other security-based compensation arrangements of the Company (including the Amended and Restated Share Unit Plan) to insiders (as a group) could not exceed ten percent (10%) of the outstanding Common Shares (on a non-diluted basis) at the time of the grant. The maximum number of Common Shares which could be issued pursuant to the Stock Option Plan and any other security-based compensation arrangements of the Company (including the Amended and Restated Share Unit Plan) to insiders (as a group) within a 12-month period could not exceed ten percent (10%) of the outstanding Common Shares (on a non-diluted basis) at the time of issuance.
The Board determined the exercise price of a Stock Option at the time the Stock Option was granted. Subject to a certain specific exception, the exercise price of Stock Options could not be less than the Market Price (as defined in the Stock Option Plan) on the date of grant, being the greater of the closing Market Price of the Common Shares on the CSE on: (a) the trading day prior to the date of grant of the Stock Options; and (b) the date of grant of the Stock Options.
In the event that the Common Shares were not then listed and posted for trading on the CSE or such other stock exchange or quotation system on which the Common Shares were listed or quoted from time to time, the Market Price would be the fair market value of such Common Shares as determined by the Board in its sole discretion.
The Board established vesting and other terms and conditions for a Stock Option at the time each Stock Option was granted. Subject to specific exceptions and restrictions outlined in the Stock Option Plan, Stock Options were not assignable and would terminate as follows:
(1)	if a participant ceases to be an Eligible Person for any reason other than death or termination for cause, their Stock Options will be cancelled:
(a)	90 days after the participant ceases to be an Eligible Person or otherwise in accordance with the terms of the participant’s employment agreement;
(b)	such longer period as may be determined by the Board, but not exceeding the original expiry date of the Stock Option; or
(c)	immediately if the Stock Options are unvested at the date the participant ceases to be an Eligible Person unless the Board determined otherwise;
(2)
if a participant ceases to be an Eligible Person because their relationship with the Company or an affiliate is terminated for cause by the Company or an affiliate, their Stock Options will be cancelled immediately after the participant ceases to be an Eligible Person; or

(3)
if a participant ceases to be an Eligible Person as a result of their death, all Stock Options unvested at the date of the participant’s death will vest immediately and their Stock Options will be cancelled:

(a)	180 days after their death; or
(b)	such longer period as may be determined by the Board, but not exceeding the original expiry date of the Stock Option to a maximum of 12 months.
Stock Options are non-assignable and non-transferable by a participant otherwise than by will or the laws of descent and distribution and are exercisable only by the participant during the lifetime of the participant and only by the participant’s legal representative after death of the participant (in accordance with the Stock Option Plan). However, Stock Options granted to a participant may be assigned to a Permitted Assign (as such term is defined in the Stock Option Plan) of such participant, following which such Stock Options will be non-assignable and non- transferable by such permitted assign, except to another Permitted Assign, otherwise than by will or the laws of descent and distribution, and will be exercisable only by such permitted assign during the lifetime of such permitted assign and only by such permitted assign’s legal representative after death of such permitted assign.

Subject to any applicable regulatory or stock exchange requirements or restrictions in the Stock Option Plan, the Board could not at any time and without Shareholder approval, terminate the Stock Option Plan or amend the provisions of the Stock Option Plan or any Stock Options granted under it, including without limitation amendments:
(1)	related to the exercise of Stock Options, including the inclusion of a cashless exercise feature where payment is in cash or Common Shares or otherwise;
(2)	deemed by the Board to be necessary or advisable because of any change in applicable securities laws or other laws;
(3)	to the definitions of terms in the Stock Option Plan;
(4)	to the change of control provisions;
(5)	relating to the administration of the Stock Option Plan;
(6)	to the vesting provisions of any outstanding Stock Option;
(7)
to postpone or adjust any exercise of a Stock Option or the issuance of any Common Shares pursuant to the Stock Option Plan in order to permit the Company to effect or maintain registration of the Stock Option Plan or the common shares issuable pursuant to the Stock Option Plan under the securities laws of any applicable jurisdiction, or to determine that the Common Shares and the Stock Option Plan are exempt from such registration; or

(8)
fundamental or otherwise, not requiring Shareholder approval under applicable law or the rules of an exchange on which the Common Shares are listed, including amendments of a “clerical” or “housekeeping” nature and amendments to ensure that the Stock Options granted under the Stock Option Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which an Eligible Person may from time to time be resident or a citizen.

The Board could not make any of the following amendments to the Stock Option Plan without first obtaining the approval of a majority of Shareholders voting at a Shareholders meeting:
(1)	an increase in the maximum number of Common Shares which may be issued under the Stock Option Plan;
(2)	an increase in the ability of the Board to amend the Stock Option Plan without Shareholder approval;
(3)	amendments to the definitions of “Eligible Person” and “Permitted Assigns”;
(4)	amendments to the exercise price of any Stock Option issued under the Stock Option Plan where such amendment reduces the exercise price of such Stock Option;
(5)	amendments to the term of any Stock Option issued under the Stock Option Plan; or
(6)	amendments to the transfer provisions of the Stock Option Plan.
In addition, the Board could not have amended the Stock Option Plan to increase insider participation limits without first having obtained the approval of a majority of Shareholders excluding shares voted by insiders who are Eligible Persons.
Summary of the Amended and Restated Share Unit Plan
On May 22, 2018, the Company adopted and received shareholder approval of a share unit plan, which was subsequently amended on July 11, 2018 (the “Amended and Restated Share Unit Plan”) by an ordinary majority Shareholder resolution, such amendment permitting all directors of the Company to be eligible to participate in and receive share unit awards under the Amended and Restated Share Unit Plan.
The Amended and Restated Share Unit Plan provided that the Board could from time to time, in its discretion, grant share units (“Share Units” or “RSUs”) to directors, employees, officers or eligible contractors of the Company or its affiliates. The purpose of the Amended and Restated Share Unit Plan was to provide for the award of Share Units and the settlement of such Share Units through the issuance of Common Shares from treasury in order to advance the interests of the Company, its affiliates and the Shareholders through the motivation, attraction and retention of employees, officers and eligible contractors and the alignment of their interests with the interests of the Shareholders.
The maximum number of Common Shares made available for issuance under the Amended and Restated Share Unit Plan was determined by the Board, however in combination with the aggregate number of Common Shares issuable under the Company’s other share compensation arrangements (including the Stock Option Plan) could not exceed ten percent (10%) of the Common Shares issued and outstanding from time to time. The maximum number of Common Shares which could be reserved for issuance pursuant to Share Units to any one person under the Amended and Restated Share Unit Plan was five percent (5%) of the Common Shares issued and outstanding (on a non-diluted basis) at the time of the grant less the aggregate number of Common Shares reserved for issuance to such person under any other security-based compensation arrangement of the Company (including the Stock Option Plan). As of the Record Date, 12,719,789 Share Units had been issued to directors, officers, employees and eligible contractors of the Company of which no Share Units remain outstanding under the Amended and Restated Share Unit Plan.
The Amended and Restated Share Unit Plan was a “rolling plan” and therefore when Share Units were settled, cancelled or terminated, Common Shares were automatically available for the award of new Share Units under the Amended and Restated Share Unit Plan. Pursuant to the terms of the Amended and Restated Share Unit Plan, the Board had the authority to determine the terms, limitations, restrictions and conditions applicable to the grant or vesting of a Share Unit. Furthermore, the Amended and Restated Share Unit Plan provided that the Board determines when any Share Unit will vest pursuant to the provisions of the Amended and Restated Share Unit Plan and rules of the CSE. Each participant has the right to redeem a vested Share Unit at any time prior to the settlement date of such Share Unit, by providing a notice of redemption to the Company. A vested Share Unit would entitle a participant, subject to the satisfaction of any conditions, to receive one Common Share.
Unless the Board determines otherwise, a participant’s settlement date would be accelerated as follows:
(1)	in the event of the death of the participant, the participant’s settlement date shall be the date of death; and
(2)	in the event of the total disability of the participant, the participant’s settlement date shall be the date which is 60 days following the date on which the participant becomes totally disabled.
In the event of the termination with or without cause (or retirement) of a participant, all unvested Share Units credited to the participant will become void and the participant will have no entitlement and will forfeit any rights to receive Common Shares under the Amended and Restated Share Unit Plan, except as may otherwise be determined by the Board in its sole and absolute discretion.
If any of the events set out below (a “Triggering Event”) occurs in connection with or within the 12-month period immediately following a change of control of the Company pursuant to the provisions of the Amended and Restated Share Unit Plan, all outstanding Share Units shall vest (notwithstanding any contrary vesting provisions previously in place) and the settlement date shall occur, on the date of such Triggering Event:
(1)
in the case of a director, the termination of board membership of the director by the Company or any affiliate of the Company, the failure to re-elect or re-appoint the individual as a director of the Company or any affiliate of the Company;

(2)
in the case of an employee, the termination of the employment of the employee, without cause, as the context requires by the Company or an Affiliate or in the case of an officer, the removal of or failure to re-elect or re-appoint the individual as an officer of the Company or any affiliate of the Company;

(3)
in the case of an employee or an officer, a material adverse change imposed by the Company or any affiliate of the Company (as the case may be) in duties, powers, rights, discretion, prestige, salary, benefits, perquisites, as they exist, and with respect to financial entitlements, the conditions under and manner in which they were payable, immediately prior to the change of control, or a material diminution of title imposed by the Company or any affiliate of the Company (as the case may be), as it exists immediately prior to the change of control; and

(4)	in the case of an eligible contractor, the termination of the services of the eligible contractor by the Company or any affiliate of the Company.
If a resolution is adopted to wind-up, dissolve or liquidate the Company, all Share Units outstanding shall immediately vest and the settlement date shall occur.
Share Units are non-assignable and non-transferable by a participant otherwise than by will or the laws of descent and distribution and no Share Unit and no other right or interest of a participant under the Amended and Restated Share Unit Plan is assignable or transferable.

The Board could have, in its sole discretion, elected to credit each participant with additional Share Units as a bonus in the event any dividend (other than a stock dividend) is paid on the Common Shares (the “Bonus Units”). In such cases, the number of Bonus Units to be issued to each participant would be equal to the aggregate amount of dividends that would have been paid to the participant if the Share Units (vested and unvested) held by the participant had been Common Shares divided by the Market Price (as defined in the Amended and Restated Share Unit Plan) of a Common Share on the date on which dividends were paid by the Company. Any Bonus Units so granted would vest and be subject to the same terms in proportion to the initial Share Units.
Subject to any applicable regulatory or stock exchange requirements or restrictions in the Amended and Restated Share Unit Plan, the Board could at any time and without Shareholder approval, amend the provisions of the Amended and Restated Share Unit Plan including without limitation:
(1)	amendments of a house keeping nature; and
(2)	changes to the settlement date of any Share Units.
The Board could not make any of the following amendments to the Amended and Restated Share Unit Plan without first having obtained the approval of a majority of Shareholders voting at a Shareholders meeting:
(1)	materially increase the benefits to the holder of the Share Units who is an insider to the material detriment of the Company and its Shareholders;
(2)
increase the number of Common Shares or maximum percentage of Common Shares which may be issued pursuant to the Amended and Restated Share Unit Plan other than in the event of a change in the Common Shares, whether by reason of a stock dividend, consolidation, subdivision or reclassification;

(3)	reduce the range of amendments requiring Shareholder approval;
(4)	permit Share Units to be transferred other than for normal estate settlement purposes;
(5)	change insider participation limits which would result in Shareholder approval being required on a disinterested basis; or
(6)
materially modify the eligibility requirements for participation in the Amended and Restated Share Unit Plan, shall only be effective on such amendment, modification or change being approved by the Shareholders.

In accordance with Proposal No. 2, a marked up copy of the 2023 Equity Incentive Plan, as proposed, is attached as Appendix “A” to this Proxy Statement. Copies of the Stock Option Plan and Amended and Restated Share Unit Plan are available under the Company’s profile on the SEC’s website at www.sec.gov and its SEDAR+ profile at www.sedarplus.ca.
Liability Insurance for Directors and Officers
The Company has directors’ and officers’ liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted. This insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies collectively to all. The annual cost for this insurance in 2024 was $328,125
The Company has entered into employment agreements that include indemnification provisions with each of our executive officers. Under these provisions, each executive officer is entitled, subject to the terms and conditions thereof, to the right of indemnification and contribution for certain expenses to the fullest extent permitted by applicable law. We believe that these provisions are necessary to attract and retain qualified individuals to serve as executive officers.
Compensation Committee Interlocks and Insider Participation
Between May 10, 2023 and February 7, 2024, the members of the Compensation Committee were Lee Fraser and Adrienne O’Neal. Mr. Fraser stepped down from the Compensation Committee on February 7, 2024, when he assumed the role of Chief Administrative Officer that resulted in him no longer being an independent director. Since February 7, 2024, the members of the Compensation Committee have been Adrienne O’Neal (Chair) and Kevin Martin, neither of whom formerly was an officer or employee of the Company, and David Loop, a former executive officer of the Company.
None of our executive officers served as a member of the Board or Compensation Committee of any other company that had one or more executive officers serving as a member of our Board or Compensation Committee.

DIRECTOR COMPENSATION
We do not provide separate or additional compensation to directors who are also executives in connection with their services as a director. We adopted a director compensation program effective January 1, 2021 which provides for the payment of annual base fees to non-employee directors of $100,000 each that is payable quarterly in arrears. Other than as set out in the table below, no non-employee director has received compensation pursuant to:
(a)
any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)	any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors; or
(c)	any arrangement for the compensation of directors for services as consultants or experts.
The following table sets forth all compensation paid to or earned, or recognized as an expense in accordance ASC Topic 718, by each non-employee director during our fiscal year ended December 31, 2024. All amounts are expressed in US Dollars:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Adrienne O’Neal	100,000	—	—	—	—	—	100,000
Kevin Martin[1]	91,667	—	—	—	—	—	91,667
Lee Fraser[2]	12,693	—	—	—	—	—	12,693

1	Mr. Martin was appointed to the Board on February 7, 2024
2	Amounts were paid to Mr. Fraser while he was an independent director

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The Stockholders and the Board approved the Stock Option Plan on May 22, 2018, and approved the Amended and Restated Share Unit Plan on May 22, 2018, as amended on July 11, 2018. The Stockholders approved the 2023 Equity Incentive Plan on July 27, 2023 which replaced the Prior Plans. The purposes of the 2023 Equity Incentive Plan is to attract and retain the employees, consultants, officers and directors who will contribute to the Company’s long term success, to provide incentives to the interests of employees, consultants, officers and directors that align their interests to the interests of the Stockholders, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options and restricted stock units.
Eligible participants under the 2023 Equity Incentive Plan include employees, directors, and consultants of the Company or affiliate of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or affiliate of the Company.
As of December 31, 2024: (i) Stock Options in the form of non-statutory stock options to purchase an aggregate of nil shares of Common Stock were outstanding, representing 0.0% of the issued and outstanding shares of Common Stock on such date; (ii) Stock Options in the form of incentive stock options to purchase an aggregate of 417,922 shares of Common Stock were outstanding, representing approximately 0.129% of the issued and outstanding shares of Common Stock on such date; and (iii) RSUs to acquire an aggregate of 300,000 shares of Common Stock were outstanding, representing approximately 0.0923% of the issued and outstanding shares of Common Stock on such date, for a total of 717,922 shares of Common Stock issuable pursuant to outstanding awards. As a result, Stock Options/RSUs under our equity compensation plans to purchase/receive a total of 19,587,954 shares of Common Stock, representing approximately 6.02% of the total issued and outstanding shares of Common Stock, were available for grant as of December 31, 2024.
The following table provides information regarding compensation plans, previously approved by Stockholders, under which securities of the Company are authorized for issuance in effect as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b) (CAD)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
2018 Stock Option Plan	417,922	$3.15	—
2018 Amended and Restated Share Unit Plan	—	—	—
2023 Equity Incentive Plan	300,000	—	19,587,954
Total	717,922	—	19,587,954*

*
As of the date of this Proxy Statement 5,404,609 Common Shares in the aggregate, remain available for issuance under the 2023 Equity Incentive Plan. The number of Common Shares available under the 2023 Equity Incentive Plan was 22,000,000 less 1,926,861, the number of outstanding RSU and Option awards under the Prior Plans that remained outstanding, as of the Domestication Date of September 15, 2023, less 485,185 RSU awards that were granted in March 2024, less 400,000 RSU awards granted in January 2025 and less 14,668,530 RSU awards granted on March 31, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a description of each transaction since January 1, 2024, and each currently proposed transaction in which:
•	we have been or are to be a participant;
•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

In 2024, there have not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the section entitled “Executive Compensation” and “Director Compensation Table.”
Related Person Transaction Policy
We have adopted a written related person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our voting securities, and any members of the immediate family of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our shares of common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval, subject to exceptions for certain transaction for which there is standing pre-approval as described in the policy, including for employment of executive officers and director compensation. In approving or rejecting any such proposal, our Audit Committee shall take into account, among other factors it deems appropriate, (i) whether the transaction was undertaken in our ordinary course of business, (ii) whether the transaction was initiated by us, a subsidiary of us, or the related person, (iii) whether the transaction is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to us of, the transaction, (v) the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related person, (vi) the related person’s interest in the transaction and (vii) any other information regarding the transaction or the related person that would be material to investors in light of the circumstances of the particular transaction.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
None of the directors, executive officers, and employees, proposed nominees for election as directors or their associates has been or is indebted to the Company or any of its subsidiaries except for de minimis “routine indebtedness” as defined under applicable Canadian securities legislation of certain employees.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.
To the knowledge of management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries during the year ended December 31, 2024, or has any interest in any material transaction in the current year other than as set out in the section “Certain Relationships and Related Person Transactions.”

MANAGEMENT CONTRACTS
No management functions of the Company or any of its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Company or subsidiaries.
ADDITIONAL INFORMATION
Additional information related to the Company can be found on the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Stockholders may also contact the Company at 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118. The information provided on or available through our website is not part of this Proxy Statement and is not incorporated by reference into this Proxy Statement.
Financial information is provided in the Company’s comparative financial statements and Management’s Discussion & Analysis for its most recently completed fiscal year ended December 31, 2023, which are filed on the SEC’s website at www.sec.gov. and on SEDAR+ at www.sedarplus.ca.

BOARD APPROVAL
The Board has approved the content and distribution of this Proxy Statement.
DATED at Las Vegas, Nevada, this 23rd day of April, 2025.

BY ORDER OF THE BOARD OF DIRECTORS OF PLANET 13 HOLDINGS INC.

/s/ Larry Scheffler
Larry Scheffler
Director and Co-Chief Executive Officer

/s/ Robert Groesbeck
Robert Groesbeck
Director and Co-Chief Executive Officer

Appendices to the Proxy Statement:
Appendix A: 2023 Equity Incentive Plan

Appendix “A”

2023 Equity Incentive Plan (as proposed to be amended)

Planet 13 Holdings Inc.
Purpose; Eligibility.
1.1 General Purpose. The name of this plan is the Planet 13 Holdings Inc. 2023 Equity Incentive Plan (as amended and/or amended and restated from time to time, the “Plan”). The purposes of the Plan are to (a) enable Planet 13 Holdings Inc., a Nevada corporation (the “Company”), to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2 Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plans. As of the Effective Date, (a) no additional awards may be granted under the Prior Plans, and (b) all outstanding awards granted under the Prior Plans will remain subject to the terms of the Prior Plans. All Awards granted under this Plan will be subject to the terms of this Plan.
1.3 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.
1.4 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, and (c) Restricted Stock Units.
2. Definitions.
“Affiliate” means a parent or subsidiary corporation of the Company, as defined in Section 424 of the Code (substituting “Company” for “employer corporation”), any other entity that is a parent or subsidiary of the Company, including a parent or subsidiary which becomes such after the Effective Date of the Plan.
“Adjustment Event” has the meaning set forth in Section 10.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, Canadian provincial securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Associates” has the meaning ascribed thereto in Section 2.22 of NI 45-106.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, or a Restricted Stock Unit Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cause” means, unless the applicable Award Agreement provides otherwise:
With respect to any Employee or Consultant:
(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or an Affiliate and such agreement provides for a definition of Cause, the definition contained therein; or
(b) If no such agreement exists, or if such agreement does not define Cause: (i) failure to perform such duties as are reasonably requested by the Board; (ii) material breach of any agreement with the Company or an Affiliate, or a material violation of the Company’s or an Affiliate’s code of conduct or other written policy; (iii) commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (iv) use of illegal drugs or abuse of alcohol that materially impairs the Participant’s ability to perform his or her duties to the Company; or (v) gross negligence or willful misconduct with respect to the Company or an Affiliate.
With respect to any Director, unless the applicable Award Agreement provides otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:
(a) malfeasance in office;
(b) gross misconduct or neglect;
(c) false or fraudulent misrepresentation inducing the Director’s appointment;
(d) willful conversion of corporate funds; or
(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Board, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a) One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;
(b) One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the stock of the Company;
(c) A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority the Board before the date of appointment or election; or
(d) One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” has the meaning set forth in Section 3.4.
“Common Stock” means the common stock, no par value per share, of the Company.
“Company” means Planet 13 Holdings Inc., a Nevada corporation, and any successor thereto.
“Consultant” means any individual or entity who is engaged by the Company to render consulting or advisory services, other than as an Employee or Independent Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended; and who otherwise qualifies as a “consultant” under Section 2.22 of NI 45-106.
“Continuous Service” means that the Participant’s service with the Company and its Affiliates, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company and its Affiliates as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the

Company to a Director will not constitute an interruption of Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Board, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and any such decision shall be final, conclusive and binding on all parties.
“CSE” means the Canadian Securities Exchange.
“Director” means a member of the Board.
“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.5 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Board. Except in situations where the Board is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.5 hereof within the meaning of Section 22(e)(3) of the Code, the Board may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.
“Effective Date” shall mean the date of the Company’s domestication in the State of Nevada.
“Employee” means any person, including an officer or Director, employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.
“Fair Market Value” means, on a given date, (i) if there is a public market for the shares of Common Stock on such date, the closing price of the shares as reported on such date on the principal securities exchange on which the shares are listed or, if no sales of shares have been reported on any securities exchange, then the immediately preceding date on which sales of the shares have been so reported or quoted; notwithstanding the foregoing, in the event the shares of Common Stock are listed on the CSE, for the purposes of establishing the Option Exercise Price of any Option, the Fair Market Value shall not be lower than the greater of the closing market price of the shares of Common Stock on the CSE on: (a) the trading day prior to the Grant Date, and (b) the Grant Date, which closing market price once so determined shall be converted to U.S. dollars at the Bank of Canada exchange rate on the date of such closing market price on the CSE for purposes of the minimum Fair Market Value and Option Exercise Price, and (ii) if there is no public market for the shares of Common Stock on such date, then the fair market value shall be determined by the Board in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, Sections 409A and 422 of the Code. Any determination by the Board shall be final, conclusive and binding on all parties.
“Grant Date” means the date on which the Board adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Independent Director” means any member of the Board or any member of the board of directors of an Affiliate (or similar governing body of an Affiliate that is not a corporation) who is not an Employee or Consultant.
“Investor Relations Activities” has the meaning ascribed thereto in the policies of the CSE.
“ISO Limit” has the meaning set forth in Section 4.2.
“NI 45-106” means National Instrument 45-106 Prospectus Exemptions.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Option” means the right to purchase a share of Common Stock.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price in U.S. dollars at which a share of Common Stock may be purchased upon the exercise of an Option.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
“Plan” means this Planet 13 Holdings Inc. 2023 Equity Incentive Plan.
“Prior Plans” means the Planet 13 Holdings Inc. 2018 Stock Option Plan and the Planet 13 Holdings Inc. 2018 Share Unit Plan, as amended.
“Related Person” has the meaning ascribed thereto in Section 2.22 of NI 45-106, which includes, without limitation, any director, an executive officer of the Company or any of its Affiliates.
“Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, or cash, other securities or other property having a value equal to the Fair Market Value of an identical number of shares of Common Stock, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 8 of the Plan.
“Tax-Related Items” has the meaning set forth in Section 9.6
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
3. Administration.
3.1 Authority of Board. The Plan shall be administered by the Board. Subject to the terms of the Plan and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Board shall have the authority:
(a) to construe and interpret the Plan and apply its provisions;
(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d) to delegate its authority to a committee or subcommittee or, with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act, to one or more officers of the Company;
(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
(g) to determine the number of shares of Common Stock to be made subject to each Award;
(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(m) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under the Plan;
(n) to impose a “blackout” or other periods during which Awards may not be exercised or settled; and
(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
3.2 Acquisitions and Other Transactions. The Board may, from time to time, assume outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the Plan in replacement of or in substitution for the award assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such assumed award shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant. The Board may also grant Awards under the Plan in settlement of or in substitution for outstanding awards or obligations to grant future awards in connection with the Company or an Affiliate acquiring another entity, an interest in another entity, or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding any provision in the Plan to the contrary but subject to CSE requirements, awards assumed under this Section 3.2 shall not be counted against the Total Share Reserve; provided, that, substitute awards issued under this Section 3.2 in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.
3.3 Board Decisions Final. All decisions made by the Board pursuant to the provisions of the Plan shall be final, binding, and conclusive on the Company, the Participants, and all parties, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.4 Delegation. The Board may delegate administration of the Plan to a subcommittee or subcommittees of one or more members of the Board and the term “Committee” shall apply to any person or persons to whom such authority has been delegated, subject, however, to Applicable Law and to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Any such delegation may be revoked by the Board at any time.
3.5 Committee Composition. To the extent the Board desires to comply with the exemption requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act, with respect to any insider subject to Section 16 of the Exchange Act, unless the Board approves Awards granted under the Plan for purposes of Rule 16b-3, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more “non-employee directors” as defined in Rule 16b-3. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Independent Directors, or one or more officers of the Company or any of its subsidiaries, the authority to grant Awards to eligible Persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a Committee that does not at all times consist solely of two or more “non-employee directors.”

4. Shares Subject to the Plan.
4.1 Subject to adjustment in accordance with Section 10, a total of 32,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan and all other security based compensation arrangements of the Company, including the Prior Plans (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. For the avoidance of doubt:
(A) any outstanding Awards under the Prior Plans on the Effective Date shall count towards the Total Share Reserve; and
(B) (i) any shares of Common Stock that were previously, before the Effective Date, issued under the Prior Plans on exercise of Options and/or vesting of Restricted Stock Units; and
(ii) Awards under the Prior Plans which are not outstanding as of the Effective Date, shall in each case not count towards the Total Share Reserve available for the grant of Awards under the Plan.
4.2 Subject to adjustment in accordance with Section 10, no more than 32,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options under the Plan and all other security based compensation arrangements of the Company, including the Prior Plans (the “ISO Limit”).
4.3 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares reacquired by the Company in any manner.
4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Independent Director, together with any cash fees paid to such Independent Director during the Fiscal Year shall not exceed a total value of $1,000,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes). Notwithstanding the foregoing, the Board may provide, in its discretion, for exceptions to this limit for an Independent Director, provided that the Independent Director receiving such additional compensation may not participate in the decision to award such compensation.
4.5 Any shares of Common Stock subject to an Award that is canceled, forfeited, cash-settled, terminated, or expires prior to exercise or realization, either in full or in part, shall not again become available for issuance under the Plan.
4.6 No Awards may be granted under the Plan if after such grant of Awards: (a) the aggregate number of shares of Common Stock reserved for issuance under the Plan and all other security based compensation arrangements of the Company, including the Prior Plans, to (i) Related Persons (as a group) exceeds 10% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person exceeds 5% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis; or (b) the aggregate number of shares of Common Stock issued pursuant to the Plan and all other security based compensation arrangements, including the Prior Plans, within a 12-month period to (i) Related Persons (as a group) exceeds 10% of the total number of shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis, or (ii) any one Related Person and the Associates of the Related Person exceeds 5% of the shares of Common Stock outstanding at the time of the grant calculated on a fully diluted basis. The aggregate number of shares of Common Stock issued or issuable to persons providing Investor Relations Activities as compensation within a 12-month period, shall not exceed 2% of the total number of shares of Common Stock outstanding at the time of the grant.
5. Eligibility.
5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted to Employees only. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.
5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in Section 5 and this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Board; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of ten years from the Grant Date.
6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing and subject to CSE requirements, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option, as determined by the Board using one of the methods permitted by Treasury Regulation Section 1.409A-1(b)(5)(iv)(A). Notwithstanding the foregoing and subject to CSE requirements, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4 Method of Exercise. The Option Exercise Price shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Board, upon such terms as the Board shall approve: (i) by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired; (ii) by a “net settlement” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Option Exercise Price; (iii) a “cashless” exercise program established with a broker; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the Option Exercise Price that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and subject to compliance with applicable US and Canadian securities laws. Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system), an exercise by a Director who is not an Independent Director or by an Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002, shall be prohibited with respect to any Award under the Plan.
6.5 Vesting of Options. Stock Options granted under the Plan shall be subject to such restrictions and limitations described in the Award Agreement as the Board may impose in its discretion, including vesting conditions, restrictions on exercise, and forfeiture provisions. In its discretion, the Board may provide in the Award Agreement that some or all of such restrictions shall lapse upon (a) the Participant’s continued employment with the Company or an Affiliate for a specified period of time, (b) the occurrence of any one or more other events or the satisfaction of any one or more other conditions, as specified by the Board, including satisfaction of performance criteria, a termination of Continuous Service under certain circumstances (such as death or Disability), or a Change in Control, or (c) a combination of any of the foregoing. In its discretion, the Board shall have the authority to accelerate the vesting of a Stock Option at any time, in whole or in part, or otherwise waive or modify any such restrictions.
6.6 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board, in the event an Optionholder’s

Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.7 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state, provincial or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.8 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.9 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.10 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7. Restricted Stock Units. Each Restricted Stock Unit granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Stock Unit so granted shall be subject to the conditions set forth in Section 5 and this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no dividend rights or voting rights with respect to any Restricted Stock Units granted hereunder.
7.1 Vesting of Restricted Stock Units. Restricted Stock Units granted under the Plan shall be subject to such restrictions and limitations described in the Award Agreement as the Board may impose in its discretion, including vesting conditions, restrictions on exercise, and forfeiture provisions. In its discretion, the Board may provide in the Award Agreement that some or all of such restrictions shall lapse upon (a) the Participant’s continued employment with the Company or an Affiliate for a specified period of time, (b) the occurrence of any one or more other events or the satisfaction of any one or more other conditions, as specified by the Board, including satisfaction of performance criteria, a termination of Continuous Service under certain circumstances (such as death or Disability), or a Change in Control, or (c) a combination of any of the foregoing. In its discretion, the Board shall have the authority to include such other terms and conditions in the applicable Award Agreement as it may deem appropriate.

7.2 Settlement of Restricted Stock Units. Upon the expiration of the restrictions under Section 7.1 with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each outstanding vested Restricted Stock Unit; provided, however, that the Board may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the restrictions lapsed.
8. Securities Law Compliance.
8.1 Securities Registration. No Awards shall be granted under the Plan and no shares of Common Stock shall be issued and delivered upon the exercise of Options or the vesting of Restricted Stock Units granted under the Plan unless and until the Company and/or the Participant have complied with all applicable federal, provincial and state registration, CSE listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.
8.2 Representations; Legends. The Board may, as a condition to the grant of any Award or the exercise of any Option under the Plan, require a Participant to (i) represent in writing that the shares of Common Stock received in connection with such Award are being acquired for investment and not with a view to distribution and (ii) make such other representations and warranties as are deemed appropriate by counsel to the Company. Each certificate representing shares of Common Stock acquired under the Plan shall bear a legend in such form as the Company deems appropriate.
9. Miscellaneous.
9.1 Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
9.2 Transferability of Awards. Unless otherwise determined by the Board, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Board makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate and comply with Applicable Laws.
9.3 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until such Participant has satisfied all requirements for exercise or settlement of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date in which the Participant becomes the owner of such Common Stock due to settlement or exercise.
9.4 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
9.5 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

9.6 Withholding Obligations.
(a) Whenever Common Stock is to be issued in satisfaction of Awards granted under this Plan or any other tax withholding event occurs in relation to an Award, the Company may require the Participant to remit to the Company, or to an Affiliate, as applicable, an amount sufficient to satisfy any U.S. federal, state, local, and non-U.S. income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items (the “Tax-Related Items”) applicable to the Participant as a result of participating in the Plan. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items.
(b) The Company, as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value sufficient to cover the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with Applicable Laws.
10. Adjustments Upon Changes in Stock. In the event of any changes in the outstanding Common Stock or in the capital structure of the Company by reason of any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company or other relevant change in capitalization (any of the foregoing, an “Adjustment Event”), the Board shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (i) the Total Share Reserve, the ISO Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan; and (iii) the terms of any outstanding Award, including, without limitation, (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (B) the exercise price with respect to any Award; or (C) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Board shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. In the case of adjustments made pursuant to this Section 10, unless the Board specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Board shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 10 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 10 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 10 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be final, conclusive and binding for all purposes.
11. Effect of Change in Control.
11.1 In the event of a Change in Control, the Board may, but shall not be obligated to:
(a) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award;

(b) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards of the value of such Awards, if any, as shall be determined by the Board as follows:
(i) in the case of an outstanding Option, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Board) of the shares of Common Stock subject to such Option over the aggregate exercise price of such Option (it being understood that, in such event, any Option having a per share exercise price specified in the Award Agreement that is equal to, or in excess of the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or
(ii) in the case of Restricted Stock Units that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the same vesting restrictions applicable to such Restricted Stock Units prior to cancellation, as determined by the Board.
(c) provide for the issuance of substitute Awards or the assumption or replacement of such Awards; or
(d) provide written notice to Participants that for a period of at least ten days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised shall terminate and be of no further force and effect.
11.2 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
12. Amendment of the Plan and Awards.
12.1 Amendment of the Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 10 relating to adjustments upon changes in Common Stock and this Section 12, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
12.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
12.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
12.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
12.5 Amendment of Awards. The Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Board may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13. General Provisions.
13.1 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in connection with the following: (a) any material noncompliance with any financial reporting requirement under the securities laws that requires the Company to file a restatement of its financial statements; (b) any action by a Participant that constitutes Detrimental Activity; and (c) any Company policies that may be adopted and/or modified from time to time. In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Plan. By accepting an Award, the Participant is agreeing to be bound by this Section 13.1, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Law).
13.2 Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to compliance with Applicable Laws and shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
13.3 Sub-plans. The Board may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Board determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
13.4 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Board shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
13.5 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
13.6 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
13.7 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Board may deem advisable.
13.8 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Board will have any liability to any Participant for such tax or penalty.
13.9 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
13.10 Section 16 of the Exchange Act. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 13.10, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

13.11 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Board and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
13.12 Expenses. The costs of administering the Plan shall be paid by the Company.
13.13 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
13.14 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
13.15 Non-Uniform Treatment. The Board’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
14. Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 12.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
15. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
16. Currency. Unless otherwise specifically provided, all references to dollar amounts in this Plan are references to lawful money of the United States.
As adopted by the Board of Directors of Planet 13 Holdings Inc. on June 7, 2023 and April 23, 2025.
As approved by the shareholders of Planet 13 Holdings Inc. on September 15, 2023 and June 10, 2025.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PLNH2025**

You may attend the meeting in person or via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. Please check the meeting materials for any special requirements for meeting attendance and voting in person.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V71684-P29563 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLANET 13 HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	For	Withhold
1a. Robert Groesbeck	☐	☐
1b. Larry Scheffler	☐	☐
1c. Adrienne O'Neal	☐	☐
1d. Kevin Martin	☐	☐
1e. David Loop	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: In their discretion, the proxyholder(s) may vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Authorized signature(s) - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this proxy will be voted as recommended by the Board.**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V71685-P29563

Appointment of Proxyholder

I/We being the undersigned Stockholder(s) of Planet 13 Holdings Inc. (the "Company") hereby appoint(s):
Robert Groesbeck, Co-Chief Executive Officer, or failing this person, Larry Scheffler, Co-Chief Executive Officer (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or, if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of the Company to be held in person at 2548 West Desert Inn Road, Suite 100, Las Vegas, Nevada 89109, and online at www.virtualshareholdermeeting.com/PLNH2025 on June 10, 2025 at 12:00 P.M. (Pacific Daylight Time) or at any adjournment or postponement thereof.

Proxies must be received by 11:59 P.M. (Eastern Time) on Monday, June 9, 2025.

Notes to Proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a stockholder, to attend and act on the holder's behalf at the Annual General Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the Annual General Meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by the Company.